UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23161

NuShares ETF Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbacher

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: October 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Exchange-Traded Funds

31 October

2018

Fund Name	Listing Exchange	Ticker Symbol
Nushares ESG Emerging Markets Equity ETF	Cboe BZX Exchange, Inc.	NUEM
Nushares ESG International Developed Markets Equity ETF	Cboe BZX Exchange, Inc.	NUDM
Nushares ESG Large-Cap Growth ETF	Cboe BZX Exchange, Inc.	NULG
Nushares ESG Large-Cap Value ETF	Cboe BZX Exchange, Inc.	NULV
Nushares ESG Mid-Cap Growth ETF	Cboe BZX Exchange, Inc.	NUMG
Nushares ESG Mid-Cap Value ETF	Cboe BZX Exchange, Inc.	NUMV
Nushares ESG Small-Cap ETF	Cboe BZX Exchange, Inc.	NUSC

Annual Report

Life is Complex.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your email!

www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

or

www.nuveen.com/client-access

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.

NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Table

of Contents

Chairman’s Letter to Shareholders

Dear Shareholders,

I am honored to serve as the new independent chairman of the Nuveen Fund Board, effective July 1, 2018. I’d like to gratefully acknowledge the stewardship of my predecessor William J. Schneider and, on behalf of my fellow Board members, reinforce our commitment to the legacy of strong, independent oversight of your Funds.

If stock markets are forward-looking, then the recently elevated volatility suggests the consensus view is changing. Rising interest rates, moderating corporate earnings growth prospects and unpredictable geopolitical events including trade wars and Brexit have clouded the horizon. With economic growth in China and Europe already slowing this year, and U.S. growth possibly peaking, investors are watching for clues as to the global economy’s resilience amid these headwinds.

However, it’s important to remember that interim market swings may not reflect longer-term economic conditions. Global growth is indeed slowing, but it’s still positive. The U.S. economy remains strong, even in the face of late-cycle pressures. Low unemployment and firming wages should continue to support consumer spending, and the November mid-term elections resulted in no major surprises. In China, the government remains committed to using fiscal stimulus to offset softening exports. Europe also remains vulnerable to trade policy, but European corporate earnings have remained healthy and their central bank has reaffirmed its commitment to a gradual stimulus withdrawal. In a slower growth environment, there are opportunities for investors who seek them more selectively.

A more challenging landscape can distract you from your investment goals. But you can maintain long-term perspective by setting realistic expectations about short-term volatility and working with your financial advisor to evaluate your goals, timeline and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chairman of the Board

December 21, 2018

Portfolio Managers’ Comments

Nushares ESG Emerging Markets Equity ETF (NUEM)

Nushares ESG International Developed Markets Equity ETF (NUDM)

Nushares ESG Large-Cap Growth ETF (NULG)

Nushares ESG Large-Cap Value ETF (NULV)

Nushares ESG Mid-Cap Growth ETF (NUMG)

Nushares ESG Mid-Cap Value ETF (NUMV)

Nushares ESG Small-Cap ETF (NUSC)

These Funds features portfolio management by Teachers Advisors, LLC, an affiliate of Nuveen, LLC. Portfolio managers Philip James (Jim) Campagna, CFA, and Lei Liao, CFA, discuss U.S. economic and market conditions, key investment strategies and the performance of the Funds during the twelve-month reporting period. Jim and Lei have managed the Funds since their commencement of operations on December 13, 2016. For the Nushares ESG International Developed Markets Equity ETF (NUDM) and Nushares ESG Emerging Markets Equity ETF (NUEM), portfolio managers Philip James (Jim) Campagna, CFA, and Lei Liao, CFA, have managed these Funds since the Funds’ commencement of operations on June 6, 2017.

What factors affected the U.S. economy and the U.S. stock market during the twelve-month annual reporting period ended October 31, 2018?

The U.S. economy accelerated in this reporting period, with gross domestic product (GDP) growth reaching 4.2% (annualized) in the second quarter of 2018, the fastest pace since 2014, then receding to a still relatively robust 3.5% annualized rate in the third quarter of 2018, according to the Bureau of Economic Analysis “second” estimate. GDP is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. The boost in economic activity during the second quarter of 2018 was attributed to robust spending by consumers, businesses and the government, as well as a temporary increase in exports, as farmers rushed soybean shipments ahead of China’s retaliatory tariffs. While consumer and government spending continued to drive economic growth in the third quarter, the export contribution declined as expected and both business spending and housing investment weakened.

Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.7% in October 2018 from 4.1% in October 2017 and job gains averaged around 210,000 per month for the past twelve months. The jobs market has continued to tighten, while average hourly earnings grew at an annualized rate of 3.1% in October 2018. The Consumer Price Index (CPI) increased 2.5% over the twelve-month reporting period ended October 31, 2018 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics.

Low mortgage rates and low inventory drove home prices higher during this recovery cycle. But the price momentum slowed in recent months as mortgage rates began to drift higher and homes have become less affordable. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 5.5% in September 2018 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 4.8% and 5.1%, respectively.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. Each Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

With the U.S. economy delivering a sustainable growth rate and employment strengthening, the Federal Reserve’s (Fed) policy making committee continued to incrementally raise its main benchmark interest rate. The most recent increase, in September 2018, was the third rate hike in 2018 to date and the eighth rate hike since December 2015. Fed Chair Janet Yellen’s term expired in February 2018, and incoming Chairman Jerome Powell indicated he would likely maintain the Fed’s gradual pace of interest rate hikes. The September 2018 meeting confirmed the market’s expectations of another increase in December 2018 (subsequent to the close of the reporting period, there was an interest rate increase on December 19, 2018), followed by additional increases in 2019. Notably, the Fed’s statement dropped “accommodative” from the description of its monetary policy, which Chairman Powell explained did not represent a change in the course of policy but rather an acknowledgement of the strengthening economy. Additionally, the Fed continued reducing its balance sheet by allowing a small amount of maturing Treasury and mortgage securities to roll off each month without reinvestment.

During the twelve-month reporting period, geopolitical news remained a prominent market driver. The U.S. moved forward with tariffs on imported goods from China, as well as on steel and aluminum from Canada, Mexico and Europe. These countries announced retaliatory measures in kind, intensifying concerns about a trade war, although there have been some positive developments. In July 2018, the U.S. and the European Union announced they would refrain from further tariffs while they negotiate trade terms, and in October 2018, the U.S., Mexico and Canada agreed to a new trade deal to replace the North American Free Trade Agreement. The U.S. and China resumed trade negotiations in August 2018, but the talks yielded little progress and President Trump subsequently mentioned imposing tariffs on the balance of Chinese goods. Brexit negotiations made modest progress, but the Irish border remained a sticking point and Prime Minister Theresa May was expected to face difficulty getting a plan approved in Parliament. Elsewhere in Europe, markets remained nervous about Italy’s new euroskeptic coalition government, immigration policy and political risk in Turkey. The U.S. Treasury issued additional sanctions on Russia in April 2018 and re-imposed sanctions on Iran following the U.S. withdrawal from the 2015 nuclear agreement. Bearish crude oil supply news, along with heightened tensions between the U.S. and Saudi Arabia after the disappearance of a Saudi journalist, drove oil price volatility. On the Korean peninsula, the leaders of South Korea and North Korea met during April 2018 and jointly announced a commitment toward peace, while the U.S.-North Korea summit yielded an agreement with few additional details.

Despite mounting geopolitical worries and trade war risks during the twelve-month reporting period, U.S. stocks were buoyed by favorable macroeconomic data and strong corporate earnings and sales growth reports. However, volatility increased significantly in the last month of the reporting period, as investors were spooked by waning global growth, rising interest rates and weaker outlooks from company managements.

What key strategies were used to manage the Funds during the twelve-month reporting period and how did these strategies influence performance?

These Funds employ a passive management (or “indexing”) approach, seeking to track the investment results, before fees and expenses, of their respective indexes that meet certain environment, social and governance (“ESG”) criteria. You cannot invest directly in an index. Each Fund seeks to track its index by investing all, or substantially all, of its assets in the securities represented in its index in approximately the same proportions as the index. Each Fund rebalances its holdings quarterly in response to the quarterly rebalance of its index, which occurs in February, May, August and November.

NUEM seeks to track the investment results, before fees and expenses, of the TIAA ESG Emerging Markets Equity Index (the “NUEM Index”), which is comprised solely of listed equity securities issued by companies (and depositary receipts representing such securities) located in countries with emerging markets that meet certain ESG criteria. The NUEM Index selects from the securities included in the MSCI Emerging Markets Index (the “NUEM Base Index”), which currently consists of large- and mid-capitalization companies located in one of the following 24 emerging market countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates.

NUDM seeks to track the investment results, before fees and expenses, of the TIAA ESG International Developed Markets Equity Index (the “NUDM Index”), which is comprised solely of listed equity securities issued by companies (and depositary receipts representing such securities) located in countries with developed markets, excluding the United States and Canada, that meet certain ESG criteria. The NUDM Index selects from the securities included in the MSCI EAFE Index (the “NUDM Base Index”), which currently consists of large- and mid-capitalization companies located in one of the following 21 developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

NULG seeks to track the investment results, before fees and expenses, of the TIAA ESG USA Large-Cap Growth Index (the “NULG Index”), which is comprised of equity securities issued by large-capitalization companies listed on U.S. exchanges that meet certain ESG criteria. The NULG Index selects from the securities included in the MSCI USA Growth Index (the “NULG Base Index”), which generally consists of large- and mid-capitalization U.S. equity securities that exhibit overall growth style characteristics based on five variables: long-term forward earnings per share (“EPS”) growth rate, short-term forward EPS growth rate, current internal growth rate, long-term historical EPS growth trend, and long-term historical sales per share growth trend.

NULV seeks to track the investment results, before fees and expenses, of the TIAA ESG USA Large-Cap Value Index (the “NULV Index”), which is comprised of equity securities issued by large-capitalization companies listed on U.S. exchanges that meet certain ESG criteria. The NULV Index selects from the securities included in the MSCI USA Value Index (the “NULV Base Index”), which generally consists of large- and mid-capitalization U.S. equity securities that exhibit overall value style characteristics based on three variables: book value to price, 12-month forward earnings to price and dividend yield.

NUMG seeks to track the investment results, before fees and expenses, of the TIAA ESG USA Mid-Cap Growth Index (the “NUMG Index”), which is comprised of equity securities issued by mid-capitalization companies listed on U.S. exchanges that meet certain ESG criteria. The NUMG Index selects from the securities included in the MSCI USA Mid-Cap Growth Index (the “NUMG Base Index”), which generally consists of mid-capitalization U.S. equity securities that exhibit overall growth style characteristics based on five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate, long-term historical EPS growth trend and long-term historical sales per share growth trend.

NUMV seeks to track the investment results, before fees and expenses, of the TIAA ESG USA Mid-Cap Value Index (the “NUMV Index”), which is comprised of equity securities issued by mid-capitalization companies listed on U.S. exchanges that meet certain ESG criteria. The NUMV Index selects from the securities included in the MSCI USA Mid-Cap Value Index (the “NUMV Base Index”), which generally consists of mid-capitalization U.S. equity securities that exhibit overall value style characteristics based on three variables: book value to price, 12-month forward earnings to price and dividend yield.

NUSC seeks to track the investment results, before fees and expenses, of the TIAA ESG USA Small-Cap Index (the “NUSC Index”), which is comprised of equity securities issued by small-capitalization companies listed on U.S. exchanges that meet certain ESG criteria. The NUSC Index selects from the securities included in the MSCI USA Small Cap Index (the “NUSC Base Index”), which generally consists of equity securities that comprise the small-cap segment of the U.S. market.

MSCI Inc. (“MSCI”) is the index provider for each Index and Base Index. Each Index and Base Index are owned, calculated and controlled by MSCI, in its sole discretion. Neither the sub-adviser nor its affiliates has any discretion to select Index components or change the Index methodology. Each Index identifies equity securities from its Base Index that satisfy certain ESG criteria, based on ESG performance data collected by MSCI ESG Research, Inc. ESG performance is measured on an industry-specific basis, with assessment categories varying by industry.

During the twelve-month reporting period, equity market performance diverged widely by geography. U.S. stocks were generally positive, while non-U.S. stocks across both developed and emerging markets declined. Within the U.S., large-cap growth stocks were the top-performing segment, followed by mid-cap growth, large-cap value, small caps, and a small gain in mid-cap value. Accordingly, across the U.S. Funds, NULG delivered the largest absolute return over the reporting period and NUMV had the smallest absolute return.

Emerging market stocks were the weakest performers during the twelve-month reporting period, as tightening financial conditions, trade war concerns and a number of idiosyncratic issues increased risk aversion among investors. International developed markets also ended the reporting period lower due to mixed economic data and an outlook clouded by trade and political issues. Both NUEM and NUDM posted losses for the reporting period.

How did the Funds perform in the twelve-month reporting period ended October 31, 2018?

The tables in each Fund’s Performance Overview and Expense Ratios section of this report provides the Funds’ total return performance for the one-year and since inception periods through October 31, 2018. Each Fund’s total returns at net asset value (NAV) are compared with the performance of the Index, which each Fund is designed to track.

The total return for each Fund underperformed its respective Index during the reporting period. The trailing performance is primarily attributable to fees and expenses. The Indexes are unmanaged and therefore their returns do not reflect any fees or expenses, which would detract from their performance. You cannot invest directly in an index.

Risk Considerations

Nushares ESG Emerging Markets Equity ETF (NUEM)

Investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. This ETF seeks to generally track the investment results of an index; however the Fund may underperform, outperform or be more volatile than the referenced index. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. In addition, because the Index selects securities for inclusion based on environmental, social, and governance (ESG) criteria, the Fund may forgo some market opportunities available to funds that don’t use these criteria. A portfolio concentrated in a single industry sector or country may present more risk than a portfolio broadly diversified over several industries or countries. These and other risks, such as mid-cap stock risk, are described in the Fund’s prospectus.

Nushares ESG International Developed Markets Equity ETF (NUDM)

Investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. An exchange-traded fund seeks to generally track the investment results of an index; however the Fund may underperform, outperform or be more volatile than the referenced index. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. In addition, because the Index selects securities for inclusion based on environmental, social, and governance (ESG) criteria, the Fund may forgo some market opportunities available to funds that don’t use these criteria. A portfolio concentrated in a single industry sector or country may present more risk than a portfolio broadly diversified over several industries or countries. These and other risks, such as mid-cap stock risk, are described in the Fund’s prospectus.

Nushares ESG Large-Cap Growth ETF (NULG)

Investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. This ETF seeks to generally track the investment results of an index; however the Fund may underperform, outperform or be more volatile than the referenced index. In addition, because the Index selects securities for inclusion based on environmental, social, and governance (ESG) criteria, the Fund may forgo some market opportunities available to funds that don’t use these criteria. The value of equity securities may decline significantly over short or extended periods of time. Growth stocks tend to be more volatile and can experience sharp price declines. Because it invests primarily in large-capitalization stocks, the Fund may underperform funds that invest primarily in stocks of smaller capitalization companies during periods when the stocks of such companies are in favor. These and other risk considerations are described in detail in the Fund’s prospectus.

Nushares ESG Large-Cap Value ETF (NULV)

Investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. This ETF seeks to generally track the investment results of an index; however the Fund may underperform, outperform or be more volatile than the referenced index. In addition, because the Index selects securities for inclusion based on environmental, social, and governance (ESG) criteria, the Fund may forgo some market opportunities available to funds that don’t use these criteria. The value of equity securities may decline significantly over short or extended periods of time. Value stocks may not be fully recognized by the market and be undervalued. Because it invests primarily in large-capitalization stocks, the Fund may underperform funds that invest primarily in stocks of smaller capitalization companies during periods when the stocks of such companies are in favor. These and other risk considerations are described in detail in the Fund’s prospectus.

Nushares ESG Mid-Cap Growth ETF (NUMG)

Investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. This ETF seeks to generally track the investment results of an index; however the Fund may underperform, outperform or be more volatile than the referenced index. In addition, because the Index selects securities for inclusion based on environmental, social, and governance (ESG) criteria, the Fund may forgo some market opportunities available to funds that don’t use these criteria. The value of equity securities may decline significantly over short or extended periods of time. Because it invests primarily in mid-capitalization stocks, the Fund may be subject to greater volatility than those that invest in larger companies, but may be less volatile than investments in smaller companies. Growth stocks tend to be more volatile and can experience sharp price declines. These and other risk considerations are described in detail in the Fund’s prospectus.

Nushares ESG Mid-Cap Value ETF (NUMV)

Investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. This ETF seeks to generally track the investment results of an index; however the Fund may underperform, outperform or be more volatile than the referenced index. In addition, because the Index selects securities for inclusion based on environmental, social, and governance (ESG) criteria, the Fund may forgo some market opportunities available to funds that don’t use these criteria. The value of equity securities may decline significantly over short or extended periods of time. Value stocks may not be fully recognized by the market and be undervalued. Because it invests primarily in mid-capitalization stocks, the Fund may be subject to greater volatility than those that invest in larger companies, but may be less volatile than investments in smaller companies. These and other risk considerations are described in detail in the Fund’s prospectus.

Nushares ESG Small-Cap ETF (NUSC)

Investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. This ETF seeks to generally track the investment results of an index; however the Fund may underperform, outperform or be more volatile than the referenced index. In addition, because the Index selects securities for inclusion based on environmental, social, and governance (ESG) criteria, the Fund may forgo some market opportunities available to funds that don’t use these criteria. The value of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. These and other risk considerations are described in detail in the Fund’s prospectus.

THIS PAGE INTENTIONALLY LEFT BLANK

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratio for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are sold, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns assume reinvestment of dividends and capital gains. Market price returns are based on the closing market price as of the end of the reporting period. For performance current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The expense ratios represents each Fund’s total operating expenses as reflected in the most recent prospectus. The expense ratios shown include management fees and other applicable fees and expenses paid by the Fund.

Fund Performance and Expense Ratios (continued)

Nushares ESG Emerging Markets Equity ETF (NUEM)

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of October 31, 2018

	Average Annual
	1-Year	Since Inception
NUEM at NAV	(13.55)%	(2.88)%
NUEM at Market Price	(14.18)%	(2.53)%
TIAA ESG Emerging Markets Equity Index	(12.98)%	(2.19)%
MSCI Emerging Markets Index	(12.52)%	(1.72)%

Average Annual Total Returns as of September 30, 2018 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	Since Inception
NUEM at NAV	(1.61)%	4.19%
NUEM at Market Price	(2.68)%	4.36%

Since inception returns are from 6/6/17. Indexes are not available for direct investment.

Expense Ratio as of Most Recent Prospectus

Expense Ratio	0.45%

Growth of an Assumed $10,000 Investment as of October 31, 2018

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)

Nushares ESG International Developed Markets Equity ETF (NUDM)

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of October 31, 2018

	Average Annual
	1-Year	Since Inception
NUDM at NAV	(8.25)%	(1.92)%
NUDM at Market Price	(8.79)%	(1.87)%
TIAA ESG International Developed Markets Equity Index	(8.06)%	(1.67)%
MSCI EAFE Index	(6.85)%	(0.94)%

Average Annual Total Returns as of September 30, 2018 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	Since Inception
NUDM at NAV	1.78%	4.53%
NUDM at Market Price	1.91%	4.61%

Since inception returns are from 6/6/17. Indexes are not available for direct investment.

Expense Ratio as of Most Recent Prospectus

Expense Ratio	0.40%

Growth of an Assumed $10,000 Investment as of October 31, 2018

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)

Nushares ESG Large-Cap Growth ETF (NULG)

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of October 31, 2018

	Average Annual
	1-Year	Since Inception
NULG at NAV	11.70%	17.30%
NULG at Market Price	11.61%	17.36%
TIAA ESG USA Large-Cap Growth Index	12.11%	17.75%
MSCI USA Growth Index	10.72%	17.24%

Average Annual Total Returns as of September 30, 2018 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	Since Inception
NULG at NAV	26.93%	24.81%
NULG at Market Price	27.15%	24.83%

Since inception returns are from 12/13/16. Indexes are not available for direct investment.

Expense Ratio as of Most Recent Prospectus

Expense Ratio	0.35%

Growth of an Assumed $10,000 Investment as of October 31, 2018

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)

Nushares ESG Large-Cap Value ETF (NULV)

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of October 31, 2018

	Average Annual
	1-Year	Since Inception
NULV at NAV	4.57%	8.19%
NULV at Market Price	4.56%	8.29%
TIAA ESG USA Large-Cap Value Index	4.94%	8.57%
MSCI USA Value Index	3.56%	6.81%

Average Annual Total Returns as of September 30, 2018 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	Since Inception
NULV at NAV	12.06%	11.63%
NULV at Market Price	12.19%	11.73%

Since inception returns are from 12/13/16. Indexes are not available for direct investment.

Expense Ratio as of Most Recent Prospectus

Expense Ratio	0.35%

Growth of an Assumed $10,000 Investment as of October 31, 2018

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)

Nushares ESG Mid-Cap Growth ETF (NUMG)

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of October 31, 2018

	Average Annual
	1-Year	Since Inception
NUMG at NAV	5.84%	10.13%
NUMG at Market Price	6.41%	10.49%
TIAA ESG USA Mid-Cap Growth Index	6.28%	10.60%
MSCI USA Mid-Cap Growth Index	4.31%	9.52%

Average Annual Total Returns as of September 30, 2018 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	Since Inception
NUMG at NAV	23.85%	19.18%
NUMG at Market Price	24.33%	19.26%

Since inception returns are from 12/13/16. Indexes are not available for direct investment.

Expense Ratio as of Most Recent Prospectus

Expense Ratio	0.40%

Growth of an Assumed $10,000 Investment as of October 31, 2018

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)

Nushares ESG Mid-Cap Value ETF (NUMV)

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of October 31, 2018

	Average Annual
	1-Year	Since Inception
NUMV at NAV	0.97%	4.62%
NUMV at Market Price	1.13%	4.72%
TIAA ESG USA Mid-Cap Value Index	1.36%	5.03%
MSCI USA Mid-Cap Value Index	1.36%	5.57%

Average Annual Total Returns as of September 30, 2018 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	Since Inception
NUMV at NAV	8.23%	8.40%
NUMV at Market Price	9.23%	8.44%

Since inception returns are from 12/13/16. Indexes are not available for direct investment.

Expense Ratio as of Most Recent Prospectus

Expense Ratio	0.40%

Growth of an Assumed $10,000 Investment as of October 31, 2018

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)

Nushares ESG Small-Cap ETF (NUSC)

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of October 31, 2018

	Average Annual
	1-Year	Since Inception
NUSC at NAV	2.32%	7.17%
NUSC at Market Price	2.30%	7.26%
TIAA ESG USA Small-Cap Index	2.74%	7.63%
MSCI USA Small-Cap Index	2.85%	7.87%

Average Annual Total Returns as of September 30, 2018 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	Since Inception
NUSC at NAV	16.25%	14.47%
NUSC at Market Price	15.70%	14.47%

Since inception returns are from 12/13/16. Indexes are not available for direct investment.

Expense Ratio as of Most Recent Prospectus

Expense Ratio	0.40%

Growth of an Assumed $10,000 Investment as of October 31, 2018

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Holding Summaries as of October 31, 2018

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nushares ESG Emerging Markets Equity ETF (NUEM)

Fund Allocation

(% of net assets)

Common Stocks	99.8%
Common Stock Rights	0.0%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Taiwan Semiconductor Manufacturing Co Ltd	5.4%
Tencent Holdings Ltd	5.3%
Naspers Ltd	2.7%
Infosys Ltd	2.0%
Itau Unibanco Holding SA	1.9%

Portfolio Composition

(% of net assets)

Financials	21.6%
Information Technology	19.7%
Communication Services	15.4%
Materials	8.7%
Industrials	8.5%
Consumer Discretionary	7.7%
Consumer Staples	6.1%
Energy	5.0%
Other	7.1%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Country Allocation

(% of net assets)

China	27.2%
Korea, Republic Of	13.9%
Taiwan	13.5%
India	11.1%
Brazil	8.1%
South Africa	6.2%
Mexico	3.1%
Thailand	2.9%
Malaysia	2.8%
Indonesia	2.0%
Other	9.0%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Nushares ESG International Developed Markets Equity ETF (NUDM)

Fund Allocation

(% of net assets)

Common Stocks	99.5%
Other Assets Less Liabilities	0.5%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Nestle SA	3.3%
Roche Holding AG	2.1%
AstraZeneca PLC	2.0%
Commonwealth Bank of Australia	1.9%
Sony Corp	1.8%

Portfolio Composition

(% of net assets)

Financials	20.7%
Industrials	17.9%
Consumer Staples	13.2%
Consumer Discretionary	11.7%
Health Care	9.7%
Materials	6.9%
Communication Services	5.5%
Other	13.9%
Other Assets Less Liabilities	0.5%
Net Assets	100%

Country Allocation

(% of net assets)

Japan	24.2%
United Kingdom	16.5%
France	10.6%
Germany	9.8%
Switzerland	8.1%
Australia	6.4%
Spain	3.5%
Hong Kong	3.5%
Sweden	3.0%
Netherlands	2.9%
Other	11.0%
Other Assets Less Liabilities	0.5%
Net Assets	100%

Holding Summaries as of October 31, 2018 (continued)

Nushares ESG Large-Cap Growth ETF (NULG)

Fund Allocation

(% of net assets)

Common Stocks	99.8%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Portfolio Composition

(% of net assets)

Information Technology	33.8%
Consumer Discretionary	13.7%
Health Care	12.1%
Industrials	11.5%
Communication Services	11.4%
Financials	7.0%
Other	10.3%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Apple Inc.	10.2%
Microsoft Corp	5.5%
Alphabet Inc.	4.0%
Walt Disney Co/The	2.8%
Home Depot Inc./The	2.6%

Nushares ESG Large-Cap Value ETF (NULV)

Fund Allocation

(% of net assets)

Common Stocks	99.8%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Portfolio Composition

(% of net assets)

Financials	22.2%
Health Care	13.8%
Information Technology	12.5%
Consumer Staples	12.5%
Communication Services	7.7%
Utilities	6.6%
Industrials	6.5%
Energy	5.4%
Consumer Discretionary	5.2%
Other	7.4%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Microsoft Corp	3.7%
Bank of America Corp	3.4%
Verizon Communications Inc.	3.4%
Procter & Gamble Co/The	3.3%
Intel Corp	3.2%

Holding Summaries as of October 31, 2018 (continued)

Nushares ESG Mid-Cap Growth ETF (NUMG)

Fund Allocation

(% of net assets)

Common Stocks	99.8%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Portfolio Composition

(% of net assets)

Industrials	26.1%
Information Technology	23.7%
Health Care	14.6%
Consumer Discretionary	13.0%
Materials	6.0%
Communication Services	5.5%
Other	10.9%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Square Inc.	2.6%
Take-Two Interactive Software Inc.	2.3%
Advanced Micro Devices Inc.	2.2%
Laboratory Corp of America Holdings	2.2%
Fortinet Inc.	2.2%

Nushares ESG Mid-Cap Value ETF (NUMV)

Fund Allocation

(% of net assets)

Common Stocks	99.8%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Portfolio Composition

(% of net assets)

Financials	19.7%
Consumer Discretionary	15.9%
Real Estate	14.5%
Industrials	9.8%
Utilities	8.6%
Materials	7.8%
Information Technology	7.3%
Communications Services	6.9%
Consumer Staples	5.4%
Other	3.9%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Eversource Energy	2.6%
CenturyLink Inc.	2.3%
Citizens Financial Group Inc.	2.3%
CMS Energy Corp	2.2%
Arthur J Gallagher & Co	2.2%

Holding Summaries as of October 31, 2018 (continued)

Nushares ESG Small-Cap ETF (NUSC)

Fund Allocation

(% of net assets)

Common Stocks	99.8%
Common Stock Rights	0.0%
U.S. Government and Agency Obligations	0.2%
Other Assets Less Liabilities	0.0%
Net Assets	100%

Portfolio Composition

(% of net assets)

Financials	16.1%
Information Technology	15.6%
Industrials	14.2%
Health Care	13.6%
Consumer Discretionary	11.8%
Real Estate	10.2%
Materials	5.4%
Other	12.9%
U.S. Government and Agency Obligations	0.2%
Other Assets Less Liabilities	0.0%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Booz Allen Hamilton Holding Corp	1.1%
WEX Inc.	0.9%
Pool Corp	0.9%
LivaNova PLC	0.8%
Starwood Property Trust Inc.	0.8%

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other applicable Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through October 31, 2018.

The beginning of the period is May 1, 2018.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your Fund in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Nushares ESG Emerging Markets Equity ETF (NUEM)

Actual Performance
Beginning Account Value	$1,000.00
Ending Account Value	$839.40
Expenses Incurred During Period	$2.09
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00
Ending Account Value	$1,022.94
Expenses Incurred During Period	$2.29

Expenses are equal to the Fund’s annualized net expense ratio of 0.45% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Expense Examples (continued)

Nushares ESG International Developed Markets Equity ETF (NUDM)

Actual Performance
Beginning Account Value	$1,000.00
Ending Account Value	$896.50
Expenses Incurred During Period	$1.91
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00
Ending Account Value	$1,023.19
Expenses Incurred During Period	$2.04

Expenses are equal to the Fund’s annualized net expense ratio of 0.40% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nushares ESG Large-Cap Growth ETF (NULG)

Actual Performance
Beginning Account Value	$1,000.00
Ending Account Value	$1,043.90
Expenses Incurred During Period	$1.80
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00
Ending Account Value	$1,023.44
Expenses Incurred During Period	$1.79

Expenses are equal to the Fund’s annualized net expense ratio of 0.35% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nushares ESG Large-Cap Value ETF (NULV)

Actual Performance
Beginning Account Value	$1,000.00
Ending Account Value	$1,021.20
Expenses Incurred During Period	$1.78
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00
Ending Account Value	$1,023.44
Expenses Incurred During Period	$1.79

Expenses are equal to the Fund’s annualized net expense ratio of 0.35% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nushares ESG Mid-Cap Growth ETF (NUMG)

Actual Performance
Beginning Account Value	$1,000.00
Ending Account Value	$1,008.40
Expenses Incurred During Period	$2.02
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00
Ending Account Value	$1,023.19
Expenses Incurred During Period	$2.04

Expenses are equal to the Fund’s annualized net expense ratio of 0.40% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nushares ESG Mid-Cap Value ETF (NUMV)

Actual Performance
Beginning Account Value	$1,000.00
Ending Account Value	$971.70
Expenses Incurred During Period	$1.99
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00
Ending Account Value	$1,023.19
Expenses Incurred During Period	$2.04

Expenses are equal to the Fund’s annualized net expense ratio of 0.40% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nushares ESG Small-Cap ETF (NUSC)

Actual Performance
Beginning Account Value	$1,000.00
Ending Account Value	$987.70
Expenses Incurred During Period	$2.00
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00
Ending Account Value	$1,023.19
Expenses Incurred During Period	$2.04

Expenses are equal to the Fund’s annualized net expense ratio of 0.40% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Nushares ETF Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nushares ESG Emerging Markets Equity ETF, Nushares ESG International Developed Markets Equity ETF, Nushares ESG Large-Cap Growth ETF, Nushares ESG Large-Cap Value ETF, Nushares ESG Mid-Cap Growth ETF, Nushares ESG Mid-Cap Value ETF, and Nushares ESG Small-Cap Value ETF (seven of the funds comprising Nushares ETF Trust) (the “Funds”) as of October 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for the year then ended and the period from June 6, 2017 (commencement of operations) to October 31, 2017 for Nushares ESG Emerging Markets Equity ETF and Nushares ESG International Developed Markets Equity ETF and the period from December 13, 2016 (commencement of operations) to October 31, 2017 for Nushares ESG Large-Cap Growth ETF, Nushares ESG Large-Cap Value ETF, Nushares ESG Mid-Cap Growth ETF, Nushares ESG Mid-Cap Value ETF, and Nushares ESG Small-Cap ETF, and the related notes (collectively, the “financial statements”) and the financial highlights for the year then ended and the period from June 6, 2017 to October 31, 2017 for Nushares ESG Emerging Markets Equity ETF and Nushares ESG International Developed Markets Equity ETF and the period from December 13, 2016 to October 31, 2017 for Nushares ESG Large-Cap Growth ETF, Nushares ESG Large-Cap Value ETF, Nushares ESG Mid-Cap Growth ETF, Nushares ESG Mid-Cap Value ETF, and Nushares ESG Small-Cap ETF. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2018, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the year then ended and the period from June 6, 2017 to October 31, 2017 for Nushares ESG Emerging Markets Equity ETF and Nushares ESG International Developed Markets Equity ETF and the period from December 13, 2016 to October 31, 2017 for Nushares ESG Large-Cap Growth ETF, Nushares ESG Large-Cap Value ETF, Nushares ESG Mid-Cap Growth ETF, Nushares ESG Mid-Cap Value ETF, and Nushares ESG Small-Cap ETF, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Nuveen investment companies since 2014.

Chicago, Illinois

December 27, 2018

Nushares ESG Emerging Markets Equity ETF (NUEM)

Portfolio of Investments    October 31, 2018

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.8%

	COMMON STOCKS – 99.8%

	Communication Services – 15.4%

726	Advanced Info Service PCL, (2)	$4,238

37,375	Alibaba Pictures Group Ltd, (2)	5,149

10,686	Astro Malaysia Holdings Bhd	3,448

210,695	Axiata Group Bhd	171,698

104,826	Bharti Airtel Ltd	413,024

969	Bharti Infratel Ltd	3,499

1,054	CD Projekt SA	43,557

36,349	Chunghwa Telecom Co Ltd	128,631

3,605	DiGi.Com Bhd	3,713

34,146	Emirates Telecommunications Group Co PJSC	161,755

395	Empresa Nacional de Telecomunicaciones SA	2,864

16,201	Fang Holdings Ltd, Sponsored ADR, (2)	32,888

1,899	Far EasTone Telecommunications Co Ltd	4,523

144	Globe Telecom Inc.	5,625

6,518	Hellenic Telecommunications Organization SA	72,744

188	KT Corp	4,718

3,139	Maxis Bhd	3,923

5,559	Naspers Ltd	976,058

4,794	NAVER Corp	481,693

10	NCSoft Corp	3,769

1,453	O2 Czech Republic AS	15,293

6,192	Ooredoo QPSC	117,122

152	PLDT Inc.	3,949

1,561	SK Telecom Co Ltd	367,117

27,800	Surya Citra Media Tbk PT	2,871

1,258	Taiwan Mobile Co Ltd	4,492

355	Telefonica Brasil SA	4,131

3,458	Telekom Malaysia Bhd	1,967

2,014,720	Telekomunikasi Indonesia Persero Tbk PT	510,223

1,273	Telkom SA SOC Ltd	4,625

55,346	Tencent Holdings Ltd	1,885,015

1,189	TIM Participacoes SA	3,710

21,092	True Corp PCL, (2), (3)	3,754

1,498	Turkcell Iletisim Hizmetleri AS	3,034

Nushares ESG Emerging Markets Equity ETF (NUEM) (continued)

Portfolio of Investments    October 31, 2018

Shares	Description (1)	Value

	Communication Services (continued)

321	Vodacom Group Ltd	$2,704

57,106	Vodafone Idea Ltd, (2)	29,887
	Total Communication Services	5,487,411

	Consumer Discretionary – 7.7%

1,216	Alsea SAB de CV, (2)	3,124

8,696	ANTA Sports Products Ltd	35,718

136,323	BAIC Motor Corp Ltd, 144A	76,514

86	Bajaj Auto Ltd	3,016

2,409	Brilliance China Automotive Holdings Ltd	2,102

49,527	BYD Co Ltd	320,939

2,583	Cheng Shin Rubber Industry Co Ltd	3,635

6,516	China First Capital Group Ltd, (2)	2,627

168,045	China Travel International Investment Hong Kong Ltd	45,016

55,700	Chongqing Changan Automobile Co Ltd, (2)	37,515

10	Eicher Motors Ltd	2,936

654	Feng TAY Enterprise Co Ltd	3,931

460	FF Group, (2), (4)	625

4,119	Formosa Taffeta Co Ltd	4,479

229	Foschini Group Ltd/The	2,500

184,648	Geely Automobile Holdings Ltd	353,308

831,051	GOME Retail Holdings Ltd, (2)	82,687

93,041	Guangzhou Automobile Group Co Ltd	94,116

373	Hanon Systems	3,584

104,809	HengTen Networks Group Ltd, (2)	3,743

10,428	Home Product Center PCL, (3)	4,687

455	Hotai Motor Co Ltd	3,139

266	Imperial Holdings Ltd	2,935

495	Lojas Renner SA	5,011

2	LPP SA	4,099

18,492	Mahindra & Mahindra Ltd	191,184

2,425	Minor International PCL, (2), (3)	2,670

7,370	New Oriental Education & Technology Group Inc., Sponsored ADR	431,219

43,369	SACI Falabella	327,272

46,940	Shenzhou International Group Holdings Ltd	518,535

381	Titan Co Ltd	4,337

627	Truworths International Ltd	3,436

2,712	UMW Holdings Bhd	3,079

33,433	Vipshop Holdings Ltd, Sponsored ADR, (2)	162,484

804	Woolworths Holdings Ltd/South Africa	2,773

1,396	Zhongsheng Group Holdings Ltd	2,546
	Total Consumer Discretionary	2,751,521

Shares	Description (1)	Value

	Consumer Staples – 6.1%

13	Amorepacific Corp	$1,745

27	Amorepacific Corp	2,132

35	AMOREPACIFIC Group	1,907

770	Anadolu Efes Biracilik Ve Malt Sanayii AS	2,582

776	Arca Continental SAB de CV	3,909

1,155	Atacadao Distribuicao Comercio e Industria Ltda	4,739

196	Bid Corp Ltd	3,673

52	Britannia Industries Ltd	3,954

162,259	China Agri-Industries Holdings Ltd	54,228

125,313	China Mengniu Dairy Co Ltd	369,254

3,381	Cia Brasileira de Distribuicao	71,197

13	CJ CheilJedang Corp	3,696

256	Clicks Group Ltd	3,259

13,989	Coca-Cola Femsa SAB de CV	80,137

856	Coca-Cola Icecek AS	4,210

105,819	CP ALL PCL	211,478

5,228	Dali Foods Group Co Ltd, 144A	3,735

941	Embotelladora Andina SA	3,311

65,776	Fomento Economico Mexicano SAB de CV	562,008

429	Fraser & Neave Holdings Bhd	3,455

279	Gruma SAB de CV	2,928

24,774	Hindustan Unilever Ltd	541,748

2,539	Kimberly-Clark de Mexico SAB de CV	3,670

3	LG Household & Health Care Ltd	2,748

6	LG Household & Health Care Ltd	3,854

385	M Dias Branco SA, (2)	4,609

1,005	Marico Ltd	4,351

600	Natura Cosmeticos SA	5,264

580	Nestle India Ltd	79,456

120	Nestle Malaysia Bhd	4,124

372	Pioneer Foods Group Ltd	2,040

1,058	PPB Group Bhd	4,238

625	President Chain Store Corp	7,049

300	Shoprite Holdings Ltd	3,663

1,793	Standard Foods Corp	2,692

1,663	Ulker Biskuvi Sanayi AS	4,387

32,012	Unilever Indonesia Tbk PT	91,019

1,894	Uni-President Enterprises Corp	4,585
	Total Consumer Staples	2,167,034

	Energy – 5.0%

12,616	Cosan SA	109,535

Nushares ESG Emerging Markets Equity ETF (NUEM) (continued)

Portfolio of Investments    October 31, 2018

Shares	Description (1)	Value

	Energy (continued)

283,283	Dialog Group Bhd	$229,497

3,861	Energy Absolute PCL, (2), (3)	5,765

775,665	IRPC PCL, (2), (3)	142,732

4,701	Motor Oil Hellas Corinth Refineries SA	111,323

15,361	Petronas Dagangan Bhd	95,444

46,371	Petronet LNG Ltd	142,289

3,482	S-Oil Corp	378,893

86,560	Thai Oil PCL, (2), (3)	221,296

1,275	Tupras Turkiye Petrol Rafinerileri AS	29,968

28,062	Ultrapar Participacoes SA	334,296
	Total Energy	1,801,038

	Financials – 21.6%

246	Absa Group Ltd	2,484

4,246	Alliance Bank Malaysia Bhd	4,018

128,211	AMMB Holdings Bhd	116,430

68,350	Axis Bank Ltd	535,653

759	B3 SA – Brasil Bolsa Balcao, (2)	5,423

150	Bajaj Finance Ltd	4,804

15,515	Banco Bradesco SA, (2)	126,350

71,173	Banco Bradesco SA, (2)	657,217

67	Banco de Credito e Inversiones SA	4,198

546	Banco do Brasil SA, (2)	6,284

10,453	Banco Santander Brasil SA	118,755

53,277	Banco Santander Chile	3,932

59,415	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand	74,610

515	Bancolombia SA	4,841

31,931	Bancolombia SA	298,347

13,102	Bank Danamon Indonesia Tbk PT	6,399

183	Bank Handlowy w Warszawie SA	3,344

11,481	Bank Mandiri Persero Tbk PT	5,173

1,922	Bank Millennium SA, (2)	4,431

6,668	Bank Negara Indonesia Persero Tbk PT	3,213

158	Bank Polska Kasa Opieki SA	4,319

421,187	Bank Rakyat Indonesia Persero Tbk PT	87,271

356,491	Cathay Financial Holding Co Ltd	564,524

690,523	China CITIC Bank Corp Ltd	427,206

164,790	China Merchants Bank Co Ltd	634,826

164,862	CIMB Group Holdings Bhd	225,358

549	Commercial Bank PQSC/The	6,249

7,273	Commercial International Bank Egypt SAE	32,239

811	Coronation Fund Managers Ltd	2,698

Shares	Description (1)	Value

	Financials (continued)

519	DGB Financial Group Inc.	$4,281

2,958	Dubai Islamic Bank PJSC	4,236

6,485	E.Sun Financial Holding Co Ltd	4,296

6,312	First Financial Holding Co Ltd	3,988

48,903	FirstRand Ltd	212,982

351,678	Fubon Financial Holding Co Ltd	550,651

16,165	Grupo Financiero Banorte SAB de CV	89,394

132	Hyundai Marine & Fire Insurance Co Ltd	4,842

686	Investec Ltd	4,263

52,005	Itau Unibanco Holding SA	689,527

1,517	Itausa – Investimentos Itau SA	4,590

1,445	Kasikornbank PCL	8,696

13,564	KB Financial Group Inc.	564,200

103	Komercni banka as	3,913

7,974	Krung Thai Bank PCL, (3)	4,835

1,597	Malayan Banking Bhd	3,622

1,144	mBank SA	111,696

14,303	Mega Financial Holding Co Ltd	12,088

4,218	Nedbank Group Ltd	71,104

125,918	Old Mutual Ltd	193,487

3,371	OTP Bank Nyrt	121,044

261	PSG Group Ltd	3,888

694	Public Bank Bhd	4,080

288	Remgro Ltd	3,709

3,141	RHB Capital Bhd	3,926

891	RMB Holdings Ltd	4,493

146	Samsung Card Co Ltd	4,311

1,568	Samsung Fire & Marine Insurance Co Ltd	383,211

874	Sanlam Ltd	4,395

43	Santander Bank Polska SA	3,821

146	Shinhan Financial Group Co Ltd	5,452

1,036	Siam Commercial Bank PCL/The, (2), (3)	4,297

30,850	Standard Bank Group Ltd	341,233

10,104	Taishin Financial Holding Co Ltd	4,490

14,357	Taiwan Business Bank	4,733

59,372	TMB Bank PCL, (2), (3)	4,084

901	Yes Bank Ltd	2,295

604,772	Yuanta Financial Holding Co Ltd	293,171
	Total Financials	7,713,920

	Health Care – 2.8%

2,247	3SBio Inc., 144A	3,262

Nushares ESG Emerging Markets Equity ETF (NUEM) (continued)

Portfolio of Investments    October 31, 2018

Shares	Description (1)	Value

	Health Care (continued)

5,349	Bangkok Dusit Medical Services PCL, (2), (3)	$3,953

751	Bumrungrad Hospital PCL, (2), (3)	4,372

1,921	China Medical System Holdings Ltd	2,286

2,220	CSPC Pharmaceutical Group Ltd	4,684

2,171	Genscript Biotech Corp, (2)	3,312

2,355	Hartalega Holdings Bhd	3,523

3,099	IHH Healthcare Bhd	3,703

38,938	Kalbe Farma Tbk PT	3,509

2,027	Life Healthcare Group Holdings Ltd	3,363

4,329	Luye Pharma Group Ltd, 144A	3,341

1,485	Netcare Ltd	2,497

112	Piramal Enterprises Ltd	3,258

205	Richter Gedeon Nyrt	3,809

147,795	Shandong Weigao Group Medical Polymer Co Ltd	132,158

37,980	Shanghai Fosun Pharmaceutical Group Co Ltd	113,852

1,472	Shanghai Pharmaceuticals Holding Co Ltd	3,252

416,408	Sino Biopharmaceutical Ltd	373,415

62,613	Sinopharm Group Co Ltd	301,907

4,922	SSY Group Ltd	4,138

2,686	Tong Ren Tang Technologies Co Ltd	3,844

3,294	Top Glove Corp Bhd	4,676

20	ViroMed Co Ltd, (2)	3,270

443	Wuxi Biologics Cayman Inc., 144A, (2)	3,156

21	Yuhan Corp	3,087
	Total Health Care	995,627

	Industrials – 8.5%

152,480	Aboitiz Equity Ventures Inc.	133,942

3,510	Air China Ltd	2,825

92,476	Airports of Thailand PCL, (2)	177,141

957	Aselsan Elektronik Sanayi Ve Ticaret AS	4,314

2,161	Ashok Leyland Ltd	3,343

258	Bidvest Group Ltd/The	3,211

16,084	BOC Aviation Ltd, 144A	114,997

14,935	BTS Group Holdings PCL, (2), (3)	4,122

4,972	CAR Inc., (2)	3,945

18,665	CCR SA	55,123

125,892	China Conch Venture Holdings Ltd	353,295

5,398	China Eastern Airlines Corp Ltd	2,982

33,031	China International Marine Containers Group Co Ltd	29,157

5,807	China Southern Airlines Co Ltd	3,141

30	CJ Corp	2,870

Shares	Description (1)	Value

	Industrials (continued)

20,866	COSCO SHIPPING Development Co Ltd, (2)	$2,129

66	Daelim Industrial Co Ltd	4,402

234	Doosan Heavy Industries & Construction Co Ltd	2,249

12,411	DP World Ltd, (2)	223,274

8,824	Eva Airways Corp	4,035

9,036	Evergreen Marine Corp Taiwan Ltd	3,329

224,704	Far Eastern New Century Corp	225,481

30,774	Fullshare Holdings Ltd	11,973

429	Grupo Aeroportuario del Pacifico SAB de CV	3,579

8,559	Grupo Aeroportuario del Sureste SAB de CV	141,633

136	GS Engineering & Construction Corp	4,983

2,026	HAP Seng Consolidated Bhd	4,769

315	Hiwin Technologies Corp	2,036

73	Hyundai Engineering & Construction Co Ltd	2,931

17,691	Jasa Marga Persero Tbk PT	4,829

75,430	JG Summit Holdings Inc.	66,682

345	Latam Airlines Group SA	3,146

5,792	LG Corp	336,984

656	Localiza Rent a Car SA	5,077

2,171	Malaysia Airports Holdings Bhd	4,306

24,115	Rumo SA, (2)	108,094

3,741	Samsung C&T Corp	356,192

2,247	Siemens Ltd	28,312

138,082	Sime Darby Bhd	72,597

145,640	Sinotrans Ltd	50,718

5,795	SM Investments Corp	97,477

4,819	Taiwan High Speed Rail Corp	4,781

922	TAV Havalimanlari Holding AS	3,827

5,227	Teco Electric and Machinery Co Ltd	2,998

2,997	Turkiye Sise ve Cam Fabrikalari AS	2,530

61,562	WEG SA	298,322

4,324	Westports Holdings Bhd	3,524

47,521	Xinjiang Goldwind Science & Technology Co Ltd	35,401
	Total Industrials	3,017,008

	Information Technology – 19.7%

19,369	AAC Technologies Holdings Inc.	147,379

5,200	Acer Inc.	3,647

97,437	ASE Technology Holding Co Ltd	196,493

483	Asustek Computer Inc.	3,575

524,047	AU Optronics Corp	206,618

3,683	BYD Electronic International Co Ltd	4,318

Nushares ESG Emerging Markets Equity ETF (NUEM) (continued)

Portfolio of Investments    October 31, 2018

Shares	Description (1)	Value

	Information Technology (continued)

357	Catcher Technology Co Ltd	$3,594

1,823	Chicony Electronics Co Ltd	3,647

10,716	Cielo SA	38,081

64,605	Delta Electronics Inc.	271,423

2,240	Delta Electronics Thailand PCL, (2), (3)	4,662

1,719	Foxconn Technology Co Ltd	3,644

991,080	GCL-Poly Energy Holdings Ltd, (2)	58,787

4,537	GDS Holdings Ltd, Sponsored ADR, (2)	106,483

9,881	HCL Technologies Ltd	141,911

77,234	Infosys Ltd	716,461

12,115	Innolux Corp	3,669

5,545	Inventec Corp	4,471

53,348	Kingboard Holdings Ltd	142,907

3,607	Kingdee International Software Group Co Ltd	2,945

29,501	Legend Holdings Corp, 144A	80,156

557,460	Lenovo Group Ltd	354,839

17,985	LG Display Co Ltd	260,412

30	LG Innotek Co Ltd	3,264

3,608	Lite-On Technology Corp	4,139

2,944	Macronix International	1,632

30,858	MediaTek Inc.	226,875

1,032	Micro-Star International Co Ltd	2,278

12,423	My EG Services Bhd	3,563

2,416	Quanta Computer Inc.	3,814

2,482	Samsung Electro-Mechanics Co Ltd	257,010

2,988	Samsung SDI Co Ltd	617,502

254,339	Taiwan Semiconductor Manufacturing Co Ltd	1,923,388

24,314	Tata Consultancy Services Ltd	636,120

531	Tech Mahindra Ltd	5,342

71,754	TravelSky Technology Ltd	173,907

8,143	United Microelectronics Corp	3,105

2,056	Vanguard International Semiconductor Corp, (2)	3,787

556	Win Semiconductors Corp, (2)	1,707

87,460	Wipro Ltd	392,680

5,644	Wistron Corp	3,447

13,997	Xinyi Solar Holdings Ltd	4,374

393	Yageo Corp	4,007
	Total Information Technology	7,032,063

	Materials – 8.7%

2,155	Anglo American Platinum Ltd	70,333

257	Asian Paints Ltd	4,276

Shares	Description (1)	Value

	Materials (continued)

9,230	BBMG Corp	$2,543

288,972	China Molybdenum Co Ltd	107,267

126,392	China Zhongwang Holdings Ltd	56,107

41,433	Empresas CMPC SA	142,557

108,534	Eregli Demir ve Celik Fabrikalari TAS	175,489

10,960	Fibria Celulose SA	212,001

197	Hanwha Chemical Corp	2,792

2,280	Indorama Ventures PCL, (2), (3)	3,731

10,723	Industrias Penoles SAB de CV	151,438

10,826	KGHM Polska Miedz SA	245,543

4,995	Kumba Iron Ore Ltd	97,760

42	Kumho Petrochemical Co Ltd	3,173

119,973	Lee & Man Paper Manufacturing Ltd	102,689

1,752	LG Chem Ltd	533,495

288	LG Chem Ltd	50,420

1,325	Lotte Chemical Corp	305,219

208	Mondi Ltd	4,971

31,057	Nan Ya Plastics Corp	77,183

126,406	Nine Dragons Paper Holdings Ltd	120,611

26	OCI Co Ltd	1,944

9,013	PhosAgro PJSC, GDR	118,070

243	Pidilite Industries Ltd	3,155

4,170	Polyus PJSC, GDR	127,811

3,244	Press Metal Aluminum Holdings Bhd	3,752

86,906	PTT Global Chemical PCL, (2)	201,863

654	Sappi Ltd	3,673

285	Siam Cement PCL/The	3,542

256,761	Sinopec Shanghai Petrochemical Co Ltd	112,669

742	Suzano Papel e Celulose SA	7,561

5,682	UPL Ltd	51,606

5,044	Zhaojin Mining Industry Co Ltd	4,452
	Total Materials	3,109,696

	Real Estate – 3.0%

7,481	Aldar Properties PJSC	3,523

7,516	Barwa Real Estate Co	77,171

1,543	BR Malls Participacoes SA	5,276

35,312	Bumi Serpong Damai Tbk PT	2,555

1,771	Central Pattana PCL, (2), (3)	4,220

96,600	China Vanke Co Ltd	297,585

5,148	CIFI Holdings Group Co Ltd	2,154

4,895	DAMAC Properties Dubai Co PJSC	2,692

Nushares ESG Emerging Markets Equity ETF (NUEM) (continued)

Portfolio of Investments    October 31, 2018

Shares	Description (1)	Value

	Real Estate (continued)

7,561	Emaar Malls PJSC	$3,767

14,022	Emlak Konut Gayrimenkul Yatirim Ortakligi AS	4,179

58,102	Ezdan Holding Group QSC	174,551

3,191	Fibra Uno Administracion SA de CV	3,427

3,253	Fortress REIT Ltd	3,725

44,557	Fortress REIT Ltd	43,422

2,775	Greentown China Holdings Ltd	1,926

520	Hyprop Investments Ltd	3,179

10,504	IOI Properties Group Bhd	3,288

2,229	Jiayuan International Group Ltd	3,912

7,672	Kaisa Group Holdings Ltd	1,869

11,302	Land & Houses PCL, (2)	3,512

70,230	Longfor Group Holdings Ltd	170,572

52,354	Megaworld Corp	4,315

797	Multiplan Empreendimentos Imobiliarios SA	4,935

12,313	NEPI Rockcastle PLC	106,226

120,370	Pakuwon Jati Tbk PT	3,785

5,674	Redefine Properties Ltd	3,685

641	Resilient REIT Ltd	2,597

3,179	Ruentex Development Co Ltd	4,397

3,015	Shanghai Lujiazui Finance & Trade Zone Development Co Ltd	3,829

9,969	Shenzhen Investment Ltd	2,861

14,224	Shui On Land Ltd	2,867

12,888	Sime Darby Property Bhd	3,003

6,188	Sino-Ocean Group Holding Ltd	2,423

68,313	SM Prime Holdings Inc.	43,154

158,136	SOHO China Ltd, (2)	53,657

5,948	SP Setia Bhd Group	2,985

7,768	Yuzhou Properties Co Ltd	2,775
	Total Real Estate	1,063,999

	Utilities – 1.3%

6,475	Aboitiz Power Corp	4,078

7,203	Aguas Andinas SA	3,765

436,674	Beijing Enterprises Water Group Ltd	222,253

244,560	China Longyuan Power Group Corp Ltd	185,930

2,071	Cia Energetica de Minas Gerais	6,150

1,176	EDP – Energias do Brasil SA	4,432

261	Equatorial Energia SA	4,777

10,897	Huaneng Renewables Corp Ltd	2,794

1,045	Interconexion Electrica SA ESP	3,880

786	Manila Electric Co	5,403

Shares	Description (1)	Value

	Utilities (continued)

1,547	Power Grid Corp of India Ltd	$3,891

43,438	Towngas China Co Ltd	31,584
	Total Utilities	478,937
	Total Common Stocks (cost $40,518,514)	35,618,254

Shares	Description (1)	Value

	COMMON STOCK RIGHTS – 0.0%

5	Banco de Credito e Inversiones SA	$16

1,548	BTS Group Holdings PCL	3

1,402	SACI Falabella	141
	Total Common Stock Rights (cost $–)	160
	Total Long-Term Investments (cost $40,518,514)	35,618,414
	Other Assets Less Liabilities – 0.2%	58,579
	Net Assets – 100%	$35,676,993

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally transactions with qualified institutional buyers.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Nushares ESG International Developed Markets Equity ETF (NUDM)

Portfolio of Investments    October 31, 2018

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.5%

	COMMON STOCKS – 99.5%

	Communication Services – 5.5%

72	Axel Springer SE	$4,789

1,767	BT Group PLC	5,431

175	Eutelsat Communications SA	3,551

540	Informa PLC	4,924

2,398	ITV PLC	4,564

162	JCDecaux SA	5,334

10,392	KDDI Corp	259,167

2,049	Koninklijke KPN NV	5,423

88	Millicom International Cellular SA, Sponsored ADR	4,978

296	Nintendo Co Ltd	92,219

15,237	NTT DOCOMO Inc.	384,047

356	Orange SA	5,574

479	Pearson PLC	5,500

159	ProSiebenSat.1 Media SE	3,679

73	Publicis Groupe SA	4,238

355	Schibsted ASA	11,277

241	SES SA, Sponsored ADR	5,181

2,622	Singapore Press Holdings Ltd	5,017

411	Tele2 AB	4,677

94	Telenet Group Holding NV, (2)	4,567

24,438	Telenor ASA	449,656

1,176	Telia Co AB	5,309

28,923	Telstra Corp Ltd	63,137

14,468	Vivendi SA	349,826

320,873	Vodafone Group PLC	606,055

10,045	WPP PLC	114,052
	Total Communication Services	2,412,172

	Consumer Discretionary – 11.7%

794	Barratt Developments PLC	5,215

5,359	Bayerische Motoren Werke AG	462,870

1,789	Bayerische Motoren Werke AG	135,203

135	Benesse Holdings Inc.	3,762

109	Berkeley Group Holdings PLC	4,876

193	Burberry Group PLC	4,466

Shares	Description (1)	Value

	Consumer Discretionary (continued)

8,354	Compass Group PLC	$164,385

8,308	Denso Corp	371,764

319	Fast Retailing Co Ltd	161,316

3,298	Hennes & Mauritz AB	58,363

24,514	Honda Motor Co Ltd	704,000

56	HUGO BOSS AG	4,009

7,191	Industria de Diseno Textil SA	203,124

470	Kering SA	209,605

26,887	Kingfisher PLC	87,502

190,649	Li & Fung Ltd	37,695

13,222	Marks & Spencer Group PLC	50,007

1,027	Merlin Entertainments PLC, 144A	4,241

71	Next PLC	4,721

181	NGK Spark Plug Co Ltd	3,676

136	Nokian Renkaat OYJ	4,327

4,916	Oriental Land Co Ltd/Japan	462,393

32,109	Panasonic Corp	355,502

88	Pandora A/S	5,507

328	Peugeot SA	7,816

10	Puma SE	5,144

28,184	Rakuten Inc.	190,799

4,960	Renault SA	371,309

324	Sekisui Chemical Co Ltd	5,090

3,769	Sekisui House Ltd	55,506

41,095	Shangri-La Asia Ltd	56,091

14,726	Sony Corp	801,184

155	Stanley Electric Co Ltd	4,594

10	Swatch Group AG/The	3,388

2,493	Taylor Wimpey PLC	5,144

113	Valeo SA	3,655

104	Whitbread PLC	5,847

6,276	Yamada Denki Co Ltd	29,585

108	Yamaha Corp	4,761

96	Zalando SE, 144A, (2)	3,720
	Total Consumer Discretionary	5,062,162

	Consumer Staples – 13.2%

16,286	Aeon Co Ltd	373,760

11,514	Associated British Foods PLC	351,029

3	Barry Callebaut AG	5,872

9,875	Carrefour SA	191,889

1,823	Casino Guichard Perrachon SA	80,556

Nushares ESG International Developed Markets Equity ETF (NUDM) (continued)

Portfolio of Investments    October 31, 2018

Shares	Description (1)	Value

	Consumer Staples (continued)

807	Coca-Cola Amatil Ltd	$5,668

6,996	Coca-Cola European Partners PLC	318,248

5,508	Coca-Cola HBC AG	162,574

8,038	Danone SA	569,945

207	Essity AB	4,731

2,687	Henkel AG & Co KGaA	263,654

44	Henkel AG & Co KGaA	4,815

171	ICA Gruppen AB	6,060

57,056	J Sainsbury PLC	226,875

1,057	Jeronimo Martins SGPS SA	13,006

1,452	Kao Corp	96,894

48	Kerry Group PLC	4,922

212	Koninklijke Ahold Delhaize NV	4,859

560	L’Oreal SA	126,204

13,517	Marine Harvest ASA	328,077

5,905	METRO AG	88,986

17,109	Nestle SA	1,447,776

17,286	Orkla ASA	149,600

3,602	Reckitt Benckiser Group PLC	291,474

101	Unilever NV, Sponsored ADR	5,439

11,042	Unilever PLC	585,026

1,514	Wm Morrison Supermarkets PLC	4,799
	Total Consumer Staples	5,712,738

	Energy – 3.3%

8,481	Caltex Australia Ltd	169,868

7,376	Enagas SA	195,897

22,048	John Wood Group PLC	201,203

2,283	Koninklijke Vopak NV	103,470

4,167	Neste Oyj	343,530

6,127	Showa Shell Sekiyu KK	118,137

73,200	Snam SpA	303,060
	Total Energy	1,435,165

	Financials – 20.7%

3,154	3i Group PLC	35,392

215	ABN AMRO Group NV, Sponsored ADR, 144A	5,286

19,100	Aegon NV	117,469

257	AEON Financial Service Co Ltd	5,046

26,656	AIB Group PLC	129,025

3,064	Allianz SE	640,314

2,751	AMP Ltd	4,816

344	Assicurazioni Generali SpA	5,566

Shares	Description (1)	Value

	Financials (continued)

104	ASX Ltd	$4,361

29,474	Australia & New Zealand Banking Group Ltd	541,670

12,192	Aviva PLC	66,753

13,319	AXA SA	334,117

54,855	Banco Bilbao Vizcaya Argentaria SA	303,620

15,961	Bank Hapoalim BM	108,059

9,157	Bank Leumi Le-Israel BM	57,124

654	Bendigo & Adelaide Bank Ltd	4,742

98	BNP Paribas SA	5,122

55,773	BOC Hong Kong Holdings Ltd	208,453

34,777	CaixaBank SA, (2)	141,106

5,531	CNP Assurances	123,458

531	Commerzbank AG, (2)	5,017

16,485	Commonwealth Bank of Australia	808,865

32,883	DBS Group Holdings Ltd	557,073

38	Deutsche Boerse AG	4,816

979	Erste Group Bank AG	39,933

1,506	Eurazeo SE	110,146

6,525	Hang Seng Bank Ltd	152,816

16,390	Hong Kong Exchanges & Clearing Ltd	434,870

1,595	ING Groep NV	18,940

848	Insurance Australia Group Ltd	4,105

184,752	Intesa Sanpaolo SpA	408,828

21,755	Investec PLC	134,540

13,287	Investor AB	576,710

81	KBC Group NV	5,589

6,519	Kinnevik AB	181,097

171	L E Lundbergforetagen AB	5,284

1,441	Legal & General Group PLC	4,631

84	London Stock Exchange Group PLC	4,631

299	Mizrahi Tefahot Bank Ltd	5,035

181	MS&AD Insurance Group Holdings Inc.	5,463

38	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	8,178

5,858	Natixis SA	34,289

639	ORIX Corp	10,424

2,306	Prudential PLC	46,275

126	Schroders PLC	4,315

519	Skandinaviska Enskilda Banken AB	5,381

944	Sompo Holdings Inc.	39,147

78,551	Standard Chartered PLC	551,525

10,770	Sumitomo Mitsui Trust Holdings Inc.	428,872

Nushares ESG International Developed Markets Equity ETF (NUDM) (continued)

Portfolio of Investments    October 31, 2018

Shares	Description (1)	Value

	Financials (continued)

258	Swedbank AB	$5,818

6,099	Swiss Re AG	551,511

307	T&D Holdings Inc.	4,948

8,123	Tokio Marine Holdings Inc.	384,791

38	Wendel SA	4,934

30,268	Westpac Banking Corp	575,998
	Total Financials	8,966,294

	Health Care – 9.7%

603	Alfresa Holdings Corp	16,110

35,280	Astellas Pharma Inc.	546,136

11,588	AstraZeneca PLC	886,913

4,161	Chugai Pharmaceutical Co Ltd	244,450

23	Cochlear Ltd	2,895

52	Coloplast A/S	4,857

28,699	ConvaTec Group PLC, 144A	59,406

619	CSL Ltd	82,479

7,355	Eisai Co Ltd	613,335

40	EssilorLuxottica SA	5,473

377	Fisher & Paykel Healthcare Corp Ltd	3,348

35	Genmab A/S, (2)	4,797

84	H Lundbeck A/S	3,924

56,466	Healthscope Ltd	84,443

2,537	Koninklijke Philips NV	94,630

505	Lonza Group AG	158,995

12,100	Mediclinic International PLC	58,210

52	Merck KGaA	5,575

3,374	NMC Health PLC	152,269

5,562	Novo Nordisk A/S	240,651

149	QIAGEN NV, (2)	5,414

124	Ramsay Health Care Ltd	4,941

3,763	Roche Holding AG	916,902

504	Ryman Healthcare Ltd	3,982

31	Sartorius AG	4,496

103	Shionogi & Co Ltd	6,600

26	Sonova Holding AG	4,253

655	Sumitomo Dainippon Pharma Co Ltd	13,709

58	UCB SA	4,875
	Total Health Care	4,234,068

	Industrials – 17.9%

20,168	ABB Ltd	407,009

99	Adecco Group AG	4,856

Shares	Description (1)	Value

	Industrials (continued)

963	Aeroports de Paris	$201,749

127	Alstom SA	5,562

5,657	Ashtead Group PLC	139,902

254	Assa Abloy AB	5,072

198	Atlas Copco AB	4,909

1,170	Auckland International Airport Ltd	5,340

6,125	Bouygues SA	223,743

867	Brambles Ltd	6,526

94	Brenntag AG	4,917

227	Bureau Veritas SA	5,131

8,996	Cie de Saint-Gobain	338,813

20,228	CNH Industrial NV	210,537

3,188	Daifuku Co Ltd	137,288

5,580	Daikin Industries Ltd	648,952

55	DCC PLC	4,719

8,732	Deutsche Post AG	276,532

46	DSV A/S	3,700

2,351	Edenred	89,317

1,335	Eiffage SA	130,721

311	Ferguson PLC	20,994

15,751	Ferrovial SA	315,886

557	Fraport AG Frankfurt Airport Services Worldwide	43,105

12	Geberit AG	4,704

13,954	Getlink	175,735

59	HOCHTIEF AG	8,757

2,701	Intertek Group PLC	161,792

159	ISS A/S	5,230

1,087	Kajima Corp	14,024

310	Kawasaki Heavy Industries Ltd	7,359

124	Keio Corp	6,735

75	KION Group AG	4,393

19,514	Komatsu Ltd	509,140

359	Kubota Corp	5,669

183	Kyushu Railway Co	5,611

76	Legrand SA	4,972

25,243	Meggitt PLC	170,883

414	Mitsubishi Electric Corp	5,259

49,100	MTR Corp Ltd	238,003

1,688	MTU Aero Engines AG	359,184

245	Nagoya Railroad Co Ltd	5,918

279	NGK Insulators Ltd	3,923

Nushares ESG International Developed Markets Equity ETF (NUDM) (continued)

Portfolio of Investments    October 31, 2018

Shares	Description (1)	Value

	Industrials (continued)

147	Nippon Express Co Ltd	$9,313

6,267	Obayashi Corp	55,365

3,255	OSRAM Licht AG	132,107

77	Randstad NV	3,887

6,639	Recruit Holdings Co Ltd	178,660

17,276	RELX PLC	342,153

8,264	Rexel SA	105,527

29,330	Royal Mail PLC	134,540

313	Sandvik AB	4,962

7,546	Schneider Electric SE	546,858

2	SGS SA	4,756

605	Shimizu Corp	4,911

6,931	Siemens AG	798,824

59	Societe BIC SA	5,655

124	Sohgo Security Services Co Ltd	5,527

2,593	Sydney Airport	11,835

116	Taisei Corp	4,970

346	Tokyu Corp	5,712

46,668	Transurban Group	375,081

1,011	Travis Perkins PLC	14,300

4,746	Volvo AB	71,036

232	Weir Group PLC/The	4,701

87	Wolters Kluwer NV	4,944
	Total Industrials	7,758,195

	Information Technology – 4.0%

794	Amadeus IT Group SA	64,037

1,861	ASML Holding NV	318,231

38	Dassault Systemes SE	4,773

4,573	Fujitsu Ltd	278,055

90	Ingenico Group SA	6,388

2,582	Konica Minolta Inc.	25,647

39	Murata Manufacturing Co Ltd	5,932

901	Nokia OYJ	5,104

100	Omron Corp	4,058

6,629	SAP SE	710,990

12,025	STMicroelectronics NV	182,846

15,631	Telefonaktiebolaget LM Ericsson	136,442

137	Yaskawa Electric Corp	3,964

270	Yokogawa Electric Corp	5,314
	Total Information Technology	1,751,781

Shares	Description (1)	Value

	Materials – 6.9%

2,050	Akzo Nobel NV	$172,534

552	Amcor Ltd/Australia	5,203

39	Arkema SA	4,100

21,305	Asahi Kasei Corp	256,177

8,879	Boliden AB	203,184

1,253	Chr Hansen Holding A/S	126,695

1,981	Covestro AG, 144A	128,210

140	Croda International PLC	8,622

2,094	Daicel Corp	22,173

1,138	Fletcher Building Ltd	4,488

4	Givaudan SA	9,719

2,688	Hitachi Chemical Co Ltd	42,420

7,029	Hitachi Metals Ltd	82,962

6,280	Johnson Matthey PLC	238,562

6,185	K+S AG	115,420

272	Kaneka Corp	11,376

1,100	Kansai Paint Co Ltd	16,287

1,171	Koninklijke DSM NV	102,668

627	Mitsubishi Chemical Holdings Corp	4,895

69	Nitto Denko Corp	4,327

261	Novozymes A/S	12,902

4,399	Showa Denko KK	192,168

82	Sika AG	10,532

9,520	Stora Enso OYJ	143,516

48,260	Sumitomo Chemical Co Ltd	242,038

7,598	Sumitomo Metal Mining Co Ltd	239,678

380	Teijin Ltd	6,600

37,874	Toray Industries Inc.	269,117

6,798	Umicore SA	320,346
	Total Materials	2,996,919

	Real Estate – 2.8%

1,368	Azrieli Group Ltd	66,375

8,169	British Land Co PLC/The	61,793

66,441	CapitaLand Ltd	150,653

10,599	City Developments Ltd	60,542

1,593	Daiwa House Industry Co Ltd	48,120

120	Deutsche Wohnen SE	5,498

775	Dexus	5,603

33	Gecina SA	4,850

702	Goodman Group	5,164

10,420	Hammerson PLC	58,383

Nushares ESG International Developed Markets Equity ETF (NUDM) (continued)

Portfolio of Investments    October 31, 2018

Shares	Description (1)	Value

	Real Estate (continued)

496	Hulic Co Ltd	$4,549

20,204	Hysan Development Co Ltd	94,714

62	ICADE	5,262

3	Japan Retail Fund Investment Corp	5,540

140	Klepierre SA	4,759

378	LendLease Group	4,715

14,363	Mitsui Fudosan Co Ltd	323,774

3	Nippon Prologis REIT Inc.	6,050

568	Segro PLC	4,461

1,846	Stockland	4,723

38,030	Swire Properties Ltd	129,768

26	Unibail-Rodamco-Westfield	4,722

951	UOL Group Ltd	4,141

25,066	Wharf Real Estate Investment Co Ltd	155,236
	Total Real Estate	1,219,395

	Utilities – 3.8%

27,201	Meridian Energy Ltd	55,685

65,131	National Grid PLC	690,070

6,130	Orsted A/S, 144A	389,601

14,062	Red Electrica Corp SA, (2)	291,573

22,172	United Utilities Group PLC	205,848
	Total Utilities	1,632,777
	Total Long-Term Investments (cost $47,466,372)	43,181,666
	Other Assets Less Liabilities – 0.5%	202,071
	Net Assets – 100%	$43,383,737

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally transactions with qualified institutional buyers.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Nushares ESG Large-Cap Growth ETF (NULG)

Portfolio of Investments    October 31, 2018

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.8%

	COMMON STOCKS – 99.8%

	Communication Services – 11.4%

2,179	Alphabet Inc., (2)	$2,346,282

2,580	Liberty Broadband Corp, (2)	213,959

9,448	Liberty Global PLC, (2)	242,152

528	Liberty Global PLC, (2)	13,221

4,442	Netflix Inc., (2)	1,340,507

9,996	T-Mobile US Inc., (2)	685,226

14,217	Walt Disney Co/The	1,632,538

8,400	Zayo Group Holdings Inc., (2)	250,992
	Total Communication Services	6,724,877

	Consumer Discretionary – 13.7%

11,880	Aramark	426,730

596	Booking Holdings Inc., (2)	1,117,250

620	CarMax Inc., (2)	42,104

70	Hasbro Inc.	6,420

1,538	Hilton Worldwide Holdings Inc.	109,459

8,750	Home Depot Inc./The	1,538,950

14,946	LKQ Corp, (2)	407,577

11,767	Lowe’s Cos Inc.	1,120,454

864	Mohawk Industries Inc., (2)	107,767

11,412	NIKE Inc.	856,356

38	PVH Corp	4,590

4,411	Starbucks Corp	257,029

3,067	Tesla Inc., (2)	1,034,560

2,838	TJX Cos Inc./The	311,839

107	Tractor Supply Co	9,832

3,646	Under Armour Inc., (2)	80,613

8,496	Under Armour Inc., (2)	168,476

1,956	Vail Resorts Inc.	491,582
	Total Consumer Discretionary	8,091,588

	Consumer Staples – 2.1%

139	Colgate-Palmolive Co	8,277

1,940	Costco Wholesale Corp	443,542

2,918	Estee Lauder Cos Inc./The	401,050

2,914	McCormick & Co Inc./MD	419,616
	Total Consumer Staples	1,272,485

Nushares ESG Large-Cap Growth ETF (NULG) (continued)

Portfolio of Investments    October 31, 2018

Shares	Description (1)	Value

	Energy – 2.7%

20,205	Baker Hughes a GE Co	$539,271

10,235	Cheniere Energy Inc., (2)	618,296

137	National Oilwell Varco Inc.	5,042

8,578	Schlumberger Ltd	440,137
	Total Energy	1,602,746

	Financials – 7.0%

10,865	American Express Co	1,116,161

1,962	BlackRock Inc.	807,206

4,214	Marsh & McLennan Cos Inc.	357,137

843	Moody’s Corp	122,640

7,249	Progressive Corp/The	505,255

4,956	S&P Global Inc.	903,578

56	Signature Bank/New York NY	6,154

1,320	SVB Financial Group, (2)	313,144
	Total Financials	4,131,275

	Health Care – 12.1%

14,742	AbbVie Inc.	1,147,665

2,045	ABIOMED Inc., (2)	697,754

109	Agilent Technologies Inc.	7,062

2,583	Align Technology Inc., (2)	571,360

3,771	Becton Dickinson and Co	869,216

30	Biogen Inc., (2)	9,128

482	BioMarin Pharmaceutical Inc., (2)	44,426

10,212	Bristol-Myers Squibb Co	516,114

8,849	Celgene Corp, (2)	633,588

176	Cigna Corp	37,631

27	Cooper Cos Inc./The	6,974

3,305	Edwards Lifesciences Corp, (2)	487,818

1,984	HCA Inc.	264,924

204	Henry Schein Inc., (2)	16,932

2,832	Humana Inc.	907,401

2,698	IQVIA Holdings Inc., (2)	331,665

39	Jazz Pharmaceuticals PLC, (2)	6,194

63	Laboratory Corp of America Holdings, (2)	10,115

65	ResMed Inc.	6,885

60	Varian Medical Systems Inc., (2)	7,162

1,804	Vertex Pharmaceuticals Inc., (2)	305,706

38	Waters Corp, (2)	7,208

3,114	Zoetis Inc.	280,727
	Total Health Care	7,173,655

Shares	Description (1)	Value

	Industrials – 11.5%

94	Acuity Brands Inc.	$11,810

105	AGCO Corp	5,884

420	AMERCO	137,122

4,705	AO Smith Corp	214,219

3,363	CH Robinson Worldwide Inc.	299,408

931	Copart Inc., (2)	45,535

8,448	Expeditors International of Washington Inc.	567,537

520	Fortive Corp	38,610

128	Fortune Brands Home & Security Inc.	5,738

9,459	IHS Markit Ltd, (2)	496,881

999	Illinois Tool Works Inc.	127,442

7,895	Ingersoll-Rand PLC	757,446

31	Lennox International Inc.	6,538

96	Robert Half International Inc.	5,811

1,461	Rockwell Automation Inc.	240,671

6,251	Rockwell Collins Inc.	800,253

3,074	Roper Technologies Inc.	869,635

142	Sensata Technologies Holding PLC, (2)	6,660

5,520	Spirit AeroSystems Holdings Inc.	463,735

80	Stanley Black & Decker Inc.	9,322

2,290	TransDigm Group Inc., (2)	756,273

8,905	TransUnion	585,504

54	WABCO Holdings Inc.	5,802

23	WW Grainger Inc.	6,531

5,627	Xylem Inc./NY	369,019
	Total Industrials	6,833,386

	Information Technology – 33.8%

7,897	Accenture PLC	1,244,725

5,516	Adobe Inc., (2)	1,355,612

27,506	Apple Inc.	6,019,963

13,411	Applied Materials Inc.	440,954

6,880	Autodesk Inc., (2)	889,240

7,634	Automatic Data Processing Inc.	1,099,907

13,683	Cadence Design Systems Inc., (2)	609,851

4,947	Intuit Inc.	1,043,817

339	Jack Henry & Associates Inc.	50,792

30,447	Microsoft Corp	3,252,044

5,899	NVIDIA Corp	1,243,686

8,831	salesforce.com Inc., (2)	1,211,966

11,518	Texas Instruments Inc.	1,069,216

211	Trimble Inc., (2)	7,887

Nushares ESG Large-Cap Growth ETF (NULG) (continued)

Portfolio of Investments    October 31, 2018

Shares	Description (1)	Value

	Information Technology (continued)

3,577	VMware Inc., (2)	$505,752
	Total Information Technology	20,045,412

	Materials – 2.9%

251	Axalta Coating Systems Ltd, (2)	6,195

3,521	Ball Corp	157,741

6,302	Ecolab Inc.	965,151

5,386	PPG Industries Inc.	566,015
	Total Materials	1,695,102

	Real Estate – 2.6%

7,107	American Tower Corp	1,107,342

902	CBRE Group Inc., (2)	36,342

5,836	Prologis Inc.	376,247
	Total Real Estate	1,519,931
	Total Long-Term Investments (cost $56,839,961)	59,090,457
	Other Assets Less Liabilities – 0.2%	121,145
	Net Assets – 100%	$59,211,602

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

Nushares ESG Large-Cap Value ETF (NULV)

Portfolio of Investments    October 31, 2018

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.8%

	COMMON STOCKS – 99.8%

	Communication Services – 7.7%

28,581	CenturyLink Inc.	$589,912

35,163	Comcast Corp	1,341,117

163	Discovery Inc., (2)	5,280

178	Discovery Inc., (2)	5,217

68	Liberty Broadband Corp, (2)	5,639

477	Omnicom Group Inc.	35,451

97	TripAdvisor Inc., (2)	5,058

27,391	Verizon Communications Inc.	1,563,752

168	Viacom Inc.	5,373
	Total Communication Services	3,556,799

	Consumer Discretionary – 5.2%

30	Advance Auto Parts Inc.	4,793

2,293	Aptiv PLC	176,102

2,023	Autoliv Inc.	168,597

64	Best Buy Co Inc.	4,490

97	BorgWarner Inc.	3,823

1,011	Darden Restaurants Inc.	107,722

151	Gap Inc./The	4,122

996	Garmin Ltd	65,895

61	Genuine Parts Co	5,973

2,297	Goodyear Tire & Rubber Co/The	48,375

333	H&R Block Inc.	8,838

257	Hanesbrands Inc.	4,410

6,535	Harley-Davidson Inc.	249,768

161	L Brands Inc.	5,220

74	Lennar Corp	3,181

19,069	Newell Brands Inc.	302,816

101	Nordstrom Inc.	6,643

3,457	Royal Caribbean Cruises Ltd	362,052

152	Tapestry Inc.	6,431

9,331	Target Corp	780,352

695	Tiffany & Co	77,354

123	Toll Brothers Inc.	4,140

64	VF Corp	5,304

28	Whirlpool Corp	3,073
	Total Consumer Discretionary	2,409,474

Nushares ESG Large-Cap Value ETF (NULV) (continued)

Portfolio of Investments    October 31, 2018

Shares	Description (1)	Value

	Consumer Staples – 12.5%

5,523	Bunge Ltd	$341,321

101	Campbell Soup Co	3,778

29,132	Coca-Cola Co/The	1,394,840

1,520	Colgate-Palmolive Co	90,516

12,738	General Mills Inc.	557,924

126	Hormel Foods Corp	5,499

114	Kellogg Co	7,465

534	Kimberly-Clark Corp	55,696

136	McCormick & Co Inc./MD	19,584

19,726	Mondelez International Inc.	828,097

8,164	PepsiCo Inc.	917,470

17,181	Procter & Gamble Co/The	1,523,611
	Total Consumer Staples	5,745,801

	Energy – 5.4%

3,292	HollyFrontier Corp	222,012

10,674	ONEOK Inc.	700,214

12,153	Schlumberger Ltd	623,570

95	Targa Resources Corp	4,909

8,371	TechnipFMC PLC	220,157

7,049	Valero Energy Corp	642,093

2,513	Williams Cos Inc./The	61,141
	Total Energy	2,474,096

	Financials – 22.2%

3,195	Allstate Corp/The	305,825

165	Ally Financial Inc.	4,193

13,650	American International Group Inc.	563,609

33	Ameriprise Financial Inc.	4,199

163	Arch Capital Group Ltd, (2)	4,624

66	Arthur J Gallagher & Co	4,885

44	Assurant Inc.	4,277

57,611	Bank of America Corp	1,584,303

14,376	Bank of New York Mellon Corp/The	680,416

14,184	BB&T Corp	697,285

7,973	Capital One Financial Corp	711,989

6,306	Chubb Ltd	787,682

117	Citizens Financial Group Inc.	4,370

4,509	CME Group Inc.	826,229

60	Discover Financial Services	4,180

5,688	East West Bancorp Inc.	298,279

8,336	Franklin Resources Inc.	254,248

41,912	Huntington Bancshares Inc./OH	600,599

Shares	Description (1)	Value

	Financials (continued)

196	Invesco Ltd	$4,255

32,338	KeyCorp	587,258

72	Lincoln National Corp	4,334

27	M&T Bank Corp	4,466

6,975	Marsh & McLennan Cos Inc.	591,131

99	Morgan Stanley	4,520

53	Nasdaq Inc.	4,596

235	People’s United Financial Inc.	3,680

149	PNC Financial Services Group Inc./The	19,145

72	Principal Financial Group Inc.	3,389

4,097	Prudential Financial Inc.	384,217

53	Raymond James Financial Inc.	4,065

246	Regions Financial Corp	4,175

125	State Street Corp	8,594

2,469	Travelers Cos Inc./The	308,946

17,419	US Bancorp	910,491

94	Voya Financial Inc.	4,113

29	Willis Towers Watson PLC	4,152

96	Zions Bancorp NA	4,517
	Total Financials	10,201,236

	Health Care – 13.8%

16,022	Abbott Laboratories	1,104,557

84	Agilent Technologies Inc.	5,442

2,876	Allergan PLC	454,437

37	Alnylam Pharmaceuticals Inc., (2)	2,976

92	Amgen Inc.	17,737

716	Becton Dickinson and Co	165,038

681	Cardinal Health Inc.	34,459

12,293	CVS Health Corp	889,890

4,132	Danaher Corp	410,721

9,659	Eli Lilly & Co	1,047,422

10,258	Gilead Sciences Inc.	699,390

19,421	Merck & Co Inc.	1,429,580

56	Perrigo Co PLC	3,937

704	Quest Diagnostics Inc.	66,253

85	Seattle Genetics Inc., (2)	4,771
	Total Health Care	6,336,610

	Industrials – 6.5%

4,139	3M Co	787,486

4,528	Caterpillar Inc.	549,337

300	Cummins Inc.	41,007

Nushares ESG Large-Cap Value ETF (NULV) (continued)

Portfolio of Investments    October 31, 2018

Shares	Description (1)	Value

	Industrials (continued)

52	Deere & Co	$7,043

93	Flowserve Corp	4,269

91	IHS Markit Ltd, (2)	4,780

18,873	Johnson Controls International plc	603,370

51	ManpowerGroup Inc.	3,891

70	Owens Corning	3,309

1,445	Parker-Hannifin Corp	219,105

27	Rockwell Automation Inc.	4,448

548	Snap-on Inc.	84,359

4,682	Union Pacific Corp	684,602
	Total Industrials	2,997,006

	Information Technology – 12.5%

40,183	Hewlett Packard Enterprise Co	612,791

31,392	HP Inc.	757,803

31,172	Intel Corp	1,461,343

7,799	International Business Machines Corp	900,239

87	Keysight Technologies Inc., (2)	4,966

15,818	Microsoft Corp	1,689,521

4,264	TE Connectivity Ltd	321,591

121	Trimble Inc., (2)	4,523
	Total Information Technology	5,752,777

	Materials – 4.0%

146	Ball Corp	6,541

46	International Flavors & Fragrances Inc.	6,654

3,333	International Paper Co	151,185

4,424	Linde PLC	732,039

2,849	LyondellBasell Industries NV	254,330

5,926	Mosaic Co/The	183,350

3,888	Newmont Mining Corp	120,217

3,520	PPG Industries Inc.	369,917

377	Steel Dynamics Inc.	14,929

87	WestRock Co	3,738
	Total Materials	1,842,900

	Real Estate – 3.4%

37	Alexandria Real Estate Equities Inc.	4,523

59	Boston Properties Inc.	7,125

43	Digital Realty Trust Inc.	4,440

185	Duke Realty Corp	5,100

3,559	HCP Inc.	98,050

234	Host Hotels & Resorts Inc.	4,472

Shares	Description (1)	Value

	Real Estate (continued)

139	Iron Mountain Inc.	$4,255

31	Jones Lang LaSalle Inc.	4,100

6,706	Kimco Realty Corp	107,900

98	Liberty Property Trust	4,103

74	Macerich Co/The	3,820

56	Mid-America Apartment Communities Inc.	5,472

65	Regency Centers Corp	4,118

164	UDR Inc.	6,427

1,197	Ventas Inc.	69,474

10,644	Welltower Inc.	703,249

18,805	Weyerhaeuser Co	500,777
	Total Real Estate	1,537,405

	Utilities – 6.6%

104	CMS Energy Corp	5,150

8,876	Consolidated Edison Inc.	674,576

8,954	Edison International	621,318

10,087	Eversource Energy	638,104

61	Pinnacle West Capital Corp	5,017

7,809	Public Service Enterprise Group Inc.	417,235

6,237	Sempra Energy	686,818
	Total Utilities	3,048,218
	Total Long-Term Investments (cost $46,091,142)	45,902,322
	Other Assets Less Liabilities – 0.2%	92,499
	Net Assets – 100%	$45,994,821

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

Nushares ESG Mid-Cap Growth ETF (NUMG)

Portfolio of Investments    October 31, 2018

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.8%

	COMMON STOCKS – 99.8%

	Communication Services – 5.5%

7,056	Liberty Broadband Corp, (2)	$585,154

8,658	Take-Two Interactive Software Inc., (2)	1,115,756

5,453	TripAdvisor Inc., (2)	284,319

24,173	Zayo Group Holdings Inc., (2)	722,289
	Total Communication Services	2,707,518

	Consumer Discretionary – 13.0%

23,751	Aramark	853,136

13,140	CarMax Inc., (2)	892,337

3,704	Hasbro Inc.	339,694

16,232	LKQ Corp, (2)	442,647

2,446	Lululemon Athletica Inc., (2)	344,226

34,439	Mattel Inc.	467,682

3,276	MercadoLibre Inc.	1,063,062

36	PVH Corp	4,348

2,338	Tractor Supply Co	214,839

29,083	Under Armour Inc., (2)	643,025

14,080	Under Armour Inc., (2)	279,206

3,484	Vail Resorts Inc.	875,599
	Total Consumer Discretionary	6,419,801

	Consumer Staples – 2.1%

7,284	McCormick & Co Inc./MD	1,048,896

	Energy – 2.1%

16,951	Cheniere Energy Inc., (2)	1,024,010

	Financials – 3.7%

189	Arch Capital Group Ltd, (2)	5,362

54	Comerica Inc.	4,404

10,794	E*TRADE Financial Corp	533,439

5,584	First Republic Bank/CA	508,088

58	Signature Bank/New York NY	6,374

3,186	SVB Financial Group, (2)	755,815
	Total Financials	1,813,482

	Health Care – 14.6%

2,357	ABIOMED Inc., (2)	804,208

4,057	Align Technology Inc., (2)	897,408

12,739	Henry Schein Inc., (2)	1,057,337

Shares	Description (1)	Value

	Health Care (continued)

161	IDEXX Laboratories Inc., (2)	$34,151

4,090	Jazz Pharmaceuticals PLC, (2)	649,574

6,741	Laboratory Corp of America Holdings, (2)	1,082,268

1,293	Mettler-Toledo International Inc., (2)	707,038

8,964	ResMed Inc.	949,467

5,459	Waters Corp, (2)	1,035,518
	Total Health Care	7,216,969

	Industrials – 26.1%

4,844	Acuity Brands Inc.	608,600

4,456	AGCO Corp	249,714

1,815	Allegion PLC	155,600

2,066	AMERCO	674,508

9,073	CH Robinson Worldwide Inc.	807,769

16,903	Copart Inc., (2)	826,726

7,946	Expeditors International of Washington Inc.	533,812

13,332	Fastenal Co	685,398

955	Fortune Brands Home & Security Inc.	42,813

15,248	HD Supply Holdings Inc., (2)	572,867

37	IDEX Corp	4,692

2,911	Lennox International Inc.	613,901

22,709	Masco Corp	681,270

6,132	Middleby Corp/The, (2)	688,624

12,383	Robert Half International Inc.	749,543

17,117	Sensata Technologies Holding PLC, (2)	802,787

11,103	Spirit AeroSystems Holdings Inc.	932,763

14,514	TransUnion	954,296

5,936	United Rentals Inc., (2)	712,735

2,015	WABCO Holdings Inc.	216,512

1,748	WW Grainger Inc.	496,380

13,839	Xylem Inc./NY	907,562
	Total Industrials	12,918,872

	Information Technology – 23.7%

59,502	Advanced Micro Devices Inc., (2)	1,083,531

14,267	Akamai Technologies Inc., (2)	1,030,791

3,051	ANSYS Inc., (2)	456,277

2,221	Arista Networks Inc., (2)	511,607

8,490	Broadridge Financial Solutions Inc.	992,821

20,559	Cadence Design Systems Inc., (2)	916,315

2,214	Citrix Systems Inc.	226,869

3,698	Cognex Corp	158,422

Nushares ESG Mid-Cap Growth ETF (NUMG) (continued)

Portfolio of Investments    October 31, 2018

Shares	Description (1)	Value

	Information Technology (continued)

14,447	CommScope Holding Co Inc., (2)	$347,595

31	F5 Networks Inc., (2)	5,434

1,125	Flex Ltd, (2)	8,843

15,116	FLIR Systems Inc.	700,022

13,023	Fortinet Inc., (2)	1,070,230

1,340	Jack Henry & Associates Inc.	200,772

6,898	Keysight Technologies Inc., (2)	393,738

11,177	Maxim Integrated Products Inc.	559,074

13,322	Microchip Technology Inc.	876,321

1,256	Skyworks Solutions Inc.	108,971

17,254	Square Inc., (2)	1,267,306

20,711	Trimble Inc., (2)	774,177
	Total Information Technology	11,689,116

	Materials – 6.0%

55	Avery Dennison Corp	4,990

28,671	Axalta Coating Systems Ltd, (2)	707,600

19,445	Ball Corp	871,136

5,514	International Flavors & Fragrances Inc.	797,655

18,130	Sealed Air Corp	586,687
	Total Materials	2,968,068

	Real Estate – 3.0%

5,825	CBRE Group Inc., (2)	234,689

5,811	SBA Communications Corp, (2)	942,370

8,157	UDR Inc.	319,673
	Total Real Estate	1,496,732
	Total Long-Term Investments (cost $49,497,770)	49,303,464
	Other Assets Less Liabilities – 0.2%	84,932
	Net Assets – 100%	$49,388,396

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

Nushares ESG Mid-Cap Value ETF (NUMV)

Portfolio of Investments    October 31, 2018

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.8%

	COMMON STOCKS – 99.8%

	Communications Services – 6.9%

53,803	CenturyLink Inc.	$1,110,494

4,505	Discovery Inc., (2)	145,917

21,883	Discovery Inc., (2)	641,391

9,462	Liberty Broadband Corp, (2)	784,684

11,103	TripAdvisor Inc., (2)	578,910
	Total Communication Services	3,261,396

	Consumer Discretionary – 15.9%

14,284	Best Buy Co Inc.	1,002,165

5,458	BorgWarner Inc.	215,100

9,054	Darden Restaurants Inc.	964,704

7,569	Gap Inc./The	206,634

13,135	Garmin Ltd	869,012

10,490	Genuine Parts Co	1,027,181

43,884	Hanesbrands Inc.	753,049

19,499	Harley-Davidson Inc.	745,252

654	Kohl’s Corp	49,527

3,579	Macy’s Inc.	122,724

237	Nordstrom Inc.	15,587

8,146	Tiffany & Co	906,650

5,917	Whirlpool Corp	649,450
	Total Consumer Discretionary	7,527,035

	Consumer Staples – 5.4%

14,097	Bunge Ltd	871,195

6,545	JM Smucker Co/The	708,954

6,920	McCormick & Co Inc./MD	996,480
	Total Consumer Staples	2,576,629

	Energy – 1.9%

34,850	TechnipFMC PLC	916,555

	Financials – 19.7%

29,869	Ally Financial Inc.	758,971

14,233	Arthur J Gallagher & Co	1,053,384

7,595	Assurant Inc.	738,310

29,517	Citizens Financial Group Inc.	1,102,460

4,350	East West Bancorp Inc.	228,114

14,808	Huntington Bancshares Inc./OH	212,199

Nushares ESG Mid-Cap Value ETF (NUMV) (continued)

Portfolio of Investments    October 31, 2018

Shares	Description (1)	Value

	Financials (continued)

694	Invesco Ltd	$15,067

16,088	Lincoln National Corp	968,337

10,321	Nasdaq Inc.	894,934

36,805	New York Community Bancorp Inc.	352,592

43,338	People’s United Financial Inc.	678,673

19,563	Principal Financial Group Inc.	920,830

7,977	Raymond James Financial Inc.	611,756

22,376	Regions Financial Corp	379,721

3,801	Voya Financial Inc.	166,332

4,899	Zions Bancorp NA	230,498
	Total Financials	9,312,178

	Health Care – 2.0%

14,765	DENTSPLY SIRONA Inc.	511,312

4,444	Quest Diagnostics Inc.	418,225

72	ResMed Inc.	7,626
	Total Health Care	937,163

	Industrials – 9.8%

6,563	CH Robinson Worldwide Inc.	584,304

14,160	Flowserve Corp	649,944

4,414	L3 Technologies Inc.	836,321

3,189	ManpowerGroup Inc.	243,289

34,867	Nielsen Holdings PLC	905,845

12,657	Owens Corning	598,296

5,189	Snap-on Inc.	798,795
	Total Industrials	4,616,794

	Information Technology – 7.3%

2,160	Avnet Inc.	86,551

7,240	CommScope Holding Co Inc., (2)	174,194

7,329	Keysight Technologies Inc., (2)	418,339

9,613	Sabre Corp	236,960

14,516	Seagate Technology PLC	583,979

6,861	Skyworks Solutions Inc.	595,260

30,450	Western Union Co/The	549,318

29,189	Xerox Corp	813,497
	Total Information Technology	3,458,098

	Materials – 7.8%

19,729	Ball Corp	883,859

6,294	International Flavors & Fragrances Inc.	910,490

25,224	Mosaic Co/The	780,431

17,575	Newmont Mining Corp	543,419

Shares	Description (1)	Value

	Materials (continued)

2,849	Steel Dynamics Inc.	$112,820

10,875	WestRock Co	467,299
	Total Materials	3,698,318

	Real Estate – 14.5%

33,007	Duke Realty Corp	910,003

17,828	HCP Inc.	491,161

48,420	Host Hotels & Resorts Inc.	925,306

25,465	Iron Mountain Inc.	779,484

3,373	Jones Lang LaSalle Inc.	446,113

658	Kimco Realty Corp	10,587

18,931	Liberty Property Trust	792,641

9,541	Mid-America Apartment Communities Inc.	932,251

13,511	Regency Centers Corp	856,057

17,877	UDR Inc.	700,600
	Total Real Estate	6,844,203

	Utilities – 8.6%

21,313	CMS Energy Corp	1,055,420

19,620	Eversource Energy	1,241,161

34,211	NiSource Inc.	867,591

11,120	Pinnacle West Capital Corp	914,620
	Total Utilities	4,078,792
	Total Long-Term Investments (cost $48,579,280)	47,227,161
	Other Assets Less Liabilities – 0.2%	91,319
	Net Assets – 100%	$47,318,480

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

Nushares ESG Small-Cap ETF (NUSC)

Portfolio of Investments    October 31, 2018

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.8%

	COMMON STOCKS – 99.8%

	Communication Services – 3.1%

4,967	ANGI Homeservices Inc., (2)	$95,068

309	Cable One Inc.	276,784

725	Cincinnati Bell Inc., (2)	10,288

8,325	Cinemark Holdings Inc.	346,070

3,749	Clear Channel Outdoor Holdings Inc., (2)	21,819

7,118	Consolidated Communications Holdings Inc.	89,117

1,721	Frontier Communications Corp	8,278

13,618	Gannett Co Inc.	132,095

3,170	GCI Liberty Inc., (2)	150,036

49,876	Globalstar Inc., (2)	17,342

7,027	Gogo Inc., (2)	40,194

2,516	IMAX Corp, (2)	48,710

2,382	Iridium Communications Inc., (2)	47,187

5,076	John Wiley & Sons Inc.	275,322

1,537	Loral Space & Communications Inc., (2)	68,642

2,170	Marcus Corp/The	84,673

9,365	National CineMedia Inc.	83,817

14,651	New York Times Co/The	386,786

7,742	ORBCOMM Inc., (2)	73,781

3,579	Scholastic Corp	155,257

246	Shenandoah Telecommunications Co	9,353

5,517	Vonage Holdings Corp, (2)	73,155
	Total Communication Services	2,493,774

	Consumer Discretionary – 11.8%

2,158	Aaron’s Inc.	101,707

1,574	American Axle & Manufacturing Holdings Inc.	23,878

1,553	American Public Education Inc., (2)	50,830

2,204	At Home Group Inc., (2)	60,257

3,980	AutoNation Inc., (2)	161,110

2,811	BBX Capital Corp	16,444

1,218	BJ’s Restaurants Inc.	74,517

2,582	Bright Horizons Family Solutions Inc., (2)	296,698

2,950	Brinker International Inc.	127,883

349	Buckle Inc./The	7,120

244	Caleres Inc.	8,345

4,907	Callaway Golf Co	105,010

Shares	Description (1)	Value

	Consumer Discretionary (continued)

3,143	Camping World Holdings Inc.	$53,902

2,581	Century Communities Inc., (2)	54,769

4,973	Cheesecake Factory Inc./The	240,395

947	Chico’s FAS Inc.	7,263

132	Columbia Sportswear Co	11,917

1,199	Cooper-Standard Holdings Inc., (2)	111,087

5,509	Core-Mark Holding Co Inc.	211,601

3,826	Crocs Inc., (2)	78,586

2,435	Dave & Buster’s Entertainment Inc., (2)	145,004

841	Deckers Outdoor Corp, (2)	106,950

1,924	Dine Brands Global Inc.	155,921

2,400	Dorman Products Inc., (2)	189,624

341	DSW Inc.	9,054

3,923	Dunkin’ Brands Group Inc.	284,653

681	Ethan Allen Interiors Inc.	13,034

8,397	Etsy Inc., (2)	357,040

1,808	Fiesta Restaurant Group Inc., (2)	46,664

1,924	Five Below Inc., (2)	218,990

334	Floor & Decor Holdings Inc., (2)	8,544

2,796	Foot Locker Inc.	131,803

5,078	Fossil Group Inc., (2)	110,243

1,780	Fox Factory Holding Corp, (2)	95,639

2,398	frontdoor Inc., (2)	81,652

4,734	GameStop Corp	69,116

208	Genesco Inc., (2)	8,900

2,628	Gentherm Inc., (2)	114,686

8,597	GNC Holdings Inc.	31,637

132	Graham Holdings Co	76,699

2,057	Green Brick Partners Inc., (2)	19,336

2,322	Group 1 Automotive Inc.	134,072

419	Haverty Furniture Cos Inc.	8,497

989	Helen of Troy Ltd, (2)	122,755

340	Hibbett Sports Inc., (2)	5,940

1,381	Hooker Furniture Corp	40,422

12,312	Houghton Mifflin Harcourt Co, (2)	82,490

14,713	Hovnanian Enterprises Inc., (2)	21,481

2,910	International Speedway Corp	109,154

3,346	iRobot Corp, (2)	295,017

1,551	Jack in the Box Inc.	122,420

362	KB Home	7,229

473	Lands’ End Inc., (2)	7,715

Nushares ESG Small-Cap ETF (NUSC) (continued)

Portfolio of Investments    October 31, 2018

Shares	Description (1)	Value

	Consumer Discretionary (continued)

2,369	La-Z-Boy Inc.	$65,858

2,224	LGI Homes Inc., (2)	95,165

1,016	Lithia Motors Inc.	90,505

3,092	MarineMax Inc., (2)	70,374

1,936	Marriott Vacations Worldwide Corp	171,317

283	MDC Holdings Inc.	7,952

361	Meritage Homes Corp, (2)	13,447

1,188	Michaels Cos Inc./The, (2)	18,830

3,405	Modine Manufacturing Co	44,299

922	Monro Inc.	68,597

2,188	Motorcar Parts of America Inc., (2)	46,342

847	Movado Group Inc.	32,618

639	Murphy USA Inc., (2)	51,523

3,614	Nutrisystem Inc.	128,514

59,442	Office Depot Inc.	152,172

4,864	Pool Corp	708,926

3,414	Quotient Technology Inc., (2)	43,938

234	Red Robin Gourmet Burgers Inc., (2)	7,067

3,040	Rent-A-Center Inc./TX	43,320

399	RH, (2)	46,168

7,560	Sally Beauty Holdings Inc., (2)	134,644

7,460	Service Corp International/US	309,366

4,853	ServiceMaster Global Holdings Inc., (2)	208,097

1,481	Shake Shack Inc., (2)	78,330

1,887	Shutterfly Inc., (2)	94,350

4,028	Signet Jewelers Ltd	225,769

3,698	Six Flags Entertainment Corp	199,174

842	Sleep Number Corp, (2)	30,624

1,324	Sotheby’s	55,608

418	Tailored Brands Inc.	8,782

1,585	Tenneco Inc.	54,572

4,283	Tile Shop Holdings Inc.	27,840

6,100	Tupperware Brands Corp	214,110

451	Unifi Inc., (2)	10,323

2,187	Visteon Corp, (2)	172,860

3,203	Wayfair Inc., (2)	353,259

1,531	Weight Watchers International Inc.	101,199

8,986	Wendy’s Co/The	154,919

160	Williams-Sonoma Inc.	9,501

3,875	Wolverine World Wide Inc.	136,284

Shares	Description (1)	Value

	Consumer Discretionary (continued)

306	Zumiez Inc., (2)	$7,118
	Total Consumer Discretionary	9,529,361

	Consumer Staples – 2.8%

2,835	Casey’s General Stores Inc.	357,522

13,129	Darling Ingredients Inc., (2)	271,245

1,726	Dean Foods Co	13,791

3,490	Fresh Del Monte Produce Inc.	115,275

1,091	Freshpet Inc., (2)	41,567

2,119	Hain Celestial Group Inc./The, (2)	52,721

5,665	Herbalife Nutrition Ltd	301,718

1,364	Medifast Inc.	288,732

4,061	Performance Food Group Co, (2)	119,069

243	PriceSmart Inc.	17,046

803	Simply Good Foods Co/The, (2)	15,225

4,294	SpartanNash Co	76,648

2,104	Sprouts Farmers Market Inc., (2)	56,577

4,947	TreeHouse Foods Inc., (2)	225,385

2,780	United Natural Foods Inc., (2)	60,409

5,565	US Foods Holding Corp, (2)	162,331

983	USANA Health Sciences Inc., (2)	115,031
	Total Consumer Staples	2,290,292

	Energy – 3.8%

8,968	Antero Midstream GP LP	144,474

3,938	Apergy Corp, (2)	153,543

15,426	Archrock Inc.	158,271

7,339	C&J Energy Services Inc., (2)	137,826

1,388	Cactus Inc., (2)	46,442

3,950	Core Laboratories NV	336,698

3,713	Covia Holdings Corp, (2)	21,461

9,595	Delek US Holdings Inc.	352,328

4,004	Dril-Quip Inc., (2)	170,410

7,600	EnLink Midstream LLC	98,800

3,855	Exterran Corp, (2)	80,531

8,397	Forum Energy Technologies Inc., (2)	75,237

9,176	Frank’s International NV	65,150

4,710	Green Plains Inc.	80,258

6,101	Keane Group Inc., (2)	76,690

803	KLX Energy Services Holdings Inc., (2)	23,199

3,243	Matrix Service Co, (2)	65,930

17,363	McDermott International Inc., (2)	134,216

1,145	Natural Gas Services Group Inc., (2)	22,099

Nushares ESG Small-Cap ETF (NUSC) (continued)

Portfolio of Investments    October 31, 2018

Shares	Description (1)	Value

	Energy (continued)

898	NCS Multistage Holdings Inc., (2)	$10,147

8,791	Newpark Resources Inc., (2)	72,174

8,999	Oceaneering International Inc.	170,441

6,058	Oil States International Inc., (2)	134,912

4,025	Renewable Energy Group Inc., (2)	125,097

5,577	Select Energy Services Inc., (2)	53,316

495	Tidewater Inc., (2)	13,291

7,030	US Silica Holdings Inc.	98,420

94,507	Weatherford International PLC, (2)	127,584
	Total Energy	3,048,945

	Financials – 16.1%

2,161	Ameris Bancorp	92,685

13,056	Apollo Commercial Real Estate Finance Inc.	244,278

6,386	Arbor Realty Trust Inc.	77,143

6,513	Aspen Insurance Holdings Ltd	272,764

8,272	Associated Banc-Corp	191,745

563	BancFirst Corp	32,305

2,106	Bancorp Inc./The, (2)	22,113

10,276	BancorpSouth Bank	294,921

811	Bank of Hawaii Corp	63,615

14,386	Bank OZK	393,601

8,674	BankUnited Inc.	287,109

1,133	Banner Corp	65,510

727	Berkshire Hills Bancorp Inc.	24,260

478	BOK Financial Corp	40,979

18,680	Brown & Brown Inc.	526,402

614	Cadence BanCorp	13,545

358	Carolina Financial Corp	11,846

2,274	Cathay General Bancorp	85,662

3,455	Chemical Financial Corp	161,901

2,513	Cohen & Steers Inc.	96,474

2,340	Columbia Banking System Inc.	86,791

2,298	Crawford & Co	20,774

2,303	Cullen/Frost Bankers Inc.	225,510

1,662	CVB Financial Corp	36,315

3,801	Donnelley Financial Solutions Inc., (2)	59,106

3,544	Enova International Inc., (2)	83,816

2,013	FactSet Research Systems Inc.	450,429

1,602	FCB Financial Holdings Inc., (2)	62,686

1,088	Federal Agricultural Mortgage Corp	75,986

13,350	First American Financial Corp	591,806

Shares	Description (1)	Value

	Financials (continued)

494	First Busey Corp	$13,792

2,783	First Financial Bancorp	72,831

1,361	First Hawaiian Inc.	33,726

1,240	First Interstate BancSystem Inc.	51,410

5,349	FirstCash Inc.	430,060

2,339	Flagstar Bancorp Inc., (2)	72,018

1,306	Flushing Financial Corp	29,633

6,156	Fulton Financial Corp	98,558

45,133	Genworth Financial Inc., (2)	193,169

1,498	Glacier Bancorp Inc.	63,515

5,014	Granite Point Mortgage Trust Inc.	93,311

3,242	Great Western Bancorp Inc.	118,819

5,610	Green Dot Corp, (2)	424,901

505	Guaranty Bancorp	13,140

4,861	Hancock Whitney Corp	203,968

6,389	Hannon Armstrong Sustainable Infrastructure Capital Inc.	132,572

3,342	Hanover Insurance Group Inc./The	372,232

620	Heartland Financial USA Inc.	32,947

635	Heritage Financial Corp/WA	20,777

2,129	HomeStreet Inc.	55,311

960	Independent Bank Corp/Rockland MA	75,312

1,831	INTL. FCStone Inc., (2)	82,908

1,715	Invesco Mortgage Capital Inc.	25,862

21,150	Investors Bancorp Inc.	236,457

4,481	Janus Henderson Group PLC	110,098

1,239	KKR Real Estate Finance Trust Inc.	24,879

4,917	Ladenburg Thalmann Financial Services Inc., (2)	13,620

2,390	LegacyTexas Financial Group Inc.	92,087

8,569	Legg Mason Inc.	241,817

2,894	Live Oak Bancshares Inc.	53,250

136	LPL Financial Holdings Inc.	8,378

3,494	MB Financial Inc.	155,099

3,230	Meta Financial Group Inc.	81,525

20,135	MGIC Investment Corp, (2)	245,848

396	Midland States Bancorp Inc.	10,680

2,208	Morningstar Inc.	275,558

416	National Bank Holdings Corp	14,044

1,800	OceanFirst Financial Corp	45,576

5,115	On Deck Capital Inc., (2)	35,294

1,272	Opus Bank	24,155

322	Park National Corp	29,431

Nushares ESG Small-Cap ETF (NUSC) (continued)

Portfolio of Investments    October 31, 2018

Shares	Description (1)	Value

	Financials (continued)

391	People’s Utah Bancorp	$13,102

4,155	Pinnacle Financial Partners Inc.	217,307

3,771	Popular Inc.	196,130

5,431	PRA Group Inc., (2)	167,492

643	ProAssurance Corp	28,241

1,587	Prosperity Bancshares Inc.	103,203

1,314	Ready Capital Corp	20,130

456	Sandy Spring Bancorp Inc.	16,211

2,811	ServisFirst Bancshares Inc.	101,140

2,811	Simmons First National Corp	75,279

899	South State Corp	60,835

28,352	Starwood Property Trust Inc.	615,803

584	State Bank Financial Corp	14,933

10,754	Sterling Bancorp/DE	193,357

2,523	Stewart Information Services Corp	104,149

273	Texas Capital Bancshares Inc., (2)	17,808

2,675	TFS Financial Corp	39,349

606	TriState Capital Holdings Inc., (2)	15,283

2,746	Triumph Bancorp Inc., (2)	98,472

1,924	Trustmark Corp	59,259

2,070	UMB Financial Corp	132,170

9,343	Umpqua Holdings Corp	179,386

1,607	Union Bankshares Corp	54,863

3,321	Virtu Financial Inc.	78,774

69	Virtus Investment Partners Inc.	6,854

3,519	Walker & Dunlop Inc.	147,657

4,154	Washington Federal Inc.	116,977

3,211	Webster Financial Corp	188,935

520	Westamerica Bancorporation	30,269

3,680	Western Alliance Bancorp, (2)	177,523

383	White Mountains Insurance Group Ltd	339,595

2,348	Wintrust Financial Corp	178,777

1,142	WSFS Financial Corp	48,569
	Total Financials	12,938,477

	Health Care – 13.6%

399	Acadia Healthcare Co Inc., (2)	16,559

9,440	ACADIA Pharmaceuticals Inc., (2)	183,891

735	Acceleron Pharma Inc., (2)	37,316

6,088	Accuray Inc., (2)	27,335

2,054	Aclaris Therapeutics Inc., (2)	24,422

160	Addus HomeCare Corp, (2)	10,480

Shares	Description (1)	Value

	Health Care (continued)

4,887	Aduro Biotech Inc., (2)	$20,721

908	Aerie Pharmaceuticals Inc., (2)	48,287

275	Agios Pharmaceuticals Inc., (2)	17,342

2,045	Akcea Therapeutics Inc., (2)	45,644

4,502	Alder Biopharmaceuticals Inc., (2)	57,175

8,655	Allscripts Healthcare Solutions Inc., (2)	103,081

1,192	American Renal Associates Holdings Inc., (2)	22,994

8,781	Amicus Therapeutics Inc., (2)	98,172

2,797	AMN Healthcare Services Inc., (2)	141,584

1,990	AnaptysBio Inc., (2)	148,693

670	AngioDynamics Inc., (2)	13,688

2,454	Assembly Biosciences Inc., (2)	56,148

1,538	Atara Biotherapeutics Inc., (2)	52,553

1,971	athenahealth Inc., (2)	251,381

1,636	AtriCure Inc., (2)	52,041

177	Atrion Corp	120,746

3,385	Bellicum Pharmaceuticals Inc., (2)	13,777

8,087	BioCryst Pharmaceuticals Inc., (2)	59,197

2,699	BioTelemetry Inc., (2)	156,812

2,095	Bluebird Bio Inc., (2)	240,297

22,406	Brookdale Senior Living Inc., (2)	200,086

5,708	Bruker Corp	178,832

2,904	Capital Senior Living Corp, (2)	26,136

791	Cardiovascular Systems Inc., (2)	22,188

2,072	Cerus Corp, (2)	13,882

412	Chemed Corp	125,384

1,075	Civitas Solutions Inc., (2)	15,545

4,969	Coherus Biosciences Inc., (2)	58,088

2,490	Collegium Pharmaceutical Inc., (2)	39,965

441	Computer Programs & Systems Inc.	11,025

461	CorVel Corp, (2)	26,720

1,662	Cross Country Healthcare Inc., (2)	14,675

494	CryoLife Inc.	15,304

6,279	Cymabay Therapeutics Inc., (2)	66,243

7,007	Denali Therapeutics Inc., (2)	101,391

2,401	Dicerna Pharmaceuticals Inc., (2)	31,597

1,133	Diplomat Pharmacy Inc., (2)	22,479

1,420	Eagle Pharmaceuticals Inc./DE, (2)	69,921

870	Encompass Health Corp	58,551

2,295	Endocyte Inc., (2)	54,277

7,374	Endologix Inc., (2)	8,996

Nushares ESG Small-Cap ETF (NUSC) (continued)

Portfolio of Investments    October 31, 2018

Shares	Description (1)	Value

	Health Care (continued)

2,773	Esperion Therapeutics Inc., (2)	$125,977

1,596	FibroGen Inc., (2)	68,421

2,318	Flexion Therapeutics Inc., (2)	31,386

2,436	G1 Therapeutics Inc., (2)	97,464

5,910	GenMark Diagnostics Inc., (2)	31,500

3,520	Glaukos Corp, (2)	203,949

2,386	Global Blood Therapeutics Inc., (2)	83,725

3,134	Globus Medical Inc., (2)	165,632

2,607	Haemonetics Corp, (2)	272,353

5,346	Halozyme Therapeutics Inc., (2)	83,023

834	Heska Corp, (2)	83,583

2,356	HMS Holdings Corp, (2)	67,900

578	Horizon Pharma Plc, (2)	10,525

6,818	Insmed Inc., (2)	99,543

2,372	Intersect ENT Inc., (2)	66,558

806	Intra-Cellular Therapies Inc., (2)	13,686

2,402	Karyopharm Therapeutics Inc., (2)	25,317

455	LeMaitre Vascular Inc.	12,149

100	LHC Group Inc., (2)	9,143

1,502	Ligand Pharmaceuticals Inc., (2)	247,545

5,724	LivaNova PLC, (2)	641,029

920	Magellan Health Inc., (2)	59,855

3,030	Medicines Co/The, (2)	70,478

4,211	Medidata Solutions Inc., (2)	296,033

3,744	MEDNAX Inc., (2)	154,590

2,436	Merit Medical Systems Inc., (2)	139,144

12,526	MiMedx Group Inc., (2)	72,901

3,882	Minerva Neurosciences Inc., (2)	42,586

1,307	Mirati Therapeutics Inc., (2)	48,843

3,190	MyoKardia Inc., (2)	168,879

1,296	National Research Corp	49,313

8,498	NeoGenomics Inc., (2)	156,703

40,170	OPKO Health Inc., (2)	135,775

957	Optinose Inc., (2)	10,125

5,763	OraSure Technologies Inc., (2)	80,106

212	Orthofix Medical Inc., (2)	12,894

3,879	Owens & Minor Inc.	30,644

3,227	Paratek Pharmaceuticals Inc., (2)	24,041

9,847	Patterson Cos Inc.	222,345

1,386	Penumbra Inc., (2)	188,496

2,107	PerkinElmer Inc.	182,213

Shares	Description (1)	Value

	Health Care (continued)

4,197	Premier Inc., (2)	$188,865

4,369	Prestige Consumer Healthcare Inc., (2)	157,983

7,947	Progenics Pharmaceuticals Inc., (2)	39,814

4,696	Prothena Corp PLC, (2)	58,230

149	Providence Service Corp/The, (2)	9,847

2,263	Quidel Corp, (2)	145,647

10,296	R1 RCM Inc., (2)	87,207

1,094	RadNet Inc., (2)	16,191

1,306	Reata Pharmaceuticals Inc., (2)	76,963

2,201	Repligen Corp, (2)	119,338

2,222	Revance Therapeutics Inc., (2)	48,373

1,916	Sage Therapeutics Inc., (2)	246,551

2,696	Sarepta Therapeutics Inc., (2)	360,617

4,458	Select Medical Holdings Corp	73,914

1,989	Spark Therapeutics Inc., (2)	89,485

3,717	STAAR Surgical Co, (2)	149,089

1,951	STERIS PLC	213,264

1,467	Surgery Partners Inc., (2)	19,937

526	Tactile Systems Technology Inc., (2)	34,442

2,530	Teladoc Health Inc., (2)	175,430

4,599	TESARO Inc., (2)	132,819

3,242	Theravance Biopharma Inc., (2)	78,683

2,048	Tivity Health Inc., (2)	70,472

1,993	Ultragenyx Pharmaceutical Inc., (2)	96,561

342	uniQure NV, (2)	8,800

174	US Physical Therapy Inc.	18,708

4,314	Varex Imaging Corp, (2)	111,991

1,263	Vocera Communications Inc., (2)	43,839

2,026	West Pharmaceutical Services Inc.	214,594

15,321	ZIOPHARM Oncology Inc., (2)	30,336

1,583	Zogenix Inc., (2)	66,106
	Total Health Care	10,952,089

	Industrials – 14.2%

1,978	AAON Inc.	68,221

858	ABM Industries Inc.	26,384

3,192	ACCO Brands Corp	25,759

3,433	Actuant Corp	81,877

4,324	Advanced Drainage Systems Inc.	120,164

1,746	Aegion Corp, (2)	33,803

614	Alamo Group Inc.	52,632

8,042	Allison Transmission Holdings Inc.	354,491

Nushares ESG Small-Cap ETF (NUSC) (continued)

Portfolio of Investments    October 31, 2018

Shares	Description (1)	Value

	Industrials (continued)

1,593	Argan Inc.	$70,124

3,179	Armstrong World Industries Inc.	196,303

1,643	ASGN Inc., (2)	110,212

2,488	Astronics Corp, (2)	72,550

52	Astronics Corp, (2)	1,513

4,203	Avis Budget Group Inc., (2)	118,188

3,599	Axon Enterprise Inc., (2)	222,130

3,946	Barnes Group Inc.	223,344

8,170	Beacon Roofing Supply Inc., (2)	228,025

561	Brady Corp	22,603

3,035	Briggs & Stratton Corp	44,099

12,537	Builders FirstSource Inc., (2)	155,208

3,345	Carlisle Cos Inc.	323,094

2,224	Chart Industries Inc., (2)	151,343

2,757	Cimpress NV, (2)	344,597

14,938	Civeo Corp, (2)	42,573

1,522	Comfort Systems USA Inc.	81,397

1,522	Cubic Corp	99,858

2,352	Curtiss-Wright Corp	257,450

5,352	Donaldson Co Inc.	274,451

1,308	Echo Global Logistics Inc., (2)	33,629

2,352	EMCOR Group Inc.	166,945

1,765	EnerSys	140,441

3,021	ESCO Technologies Inc.	184,946

4,267	Essendant Inc.	54,362

2,120	Esterline Technologies Corp, (2)	248,803

8,761	Evoqua Water Technologies Corp, (2)	84,106

2,213	Foundation Building Materials Inc., (2)	21,090

2,895	Franklin Electric Co Inc.	122,806

739	Gates Industrial Corp PLC, (2)	11,122

3,727	GATX Corp	279,264

447	Genesee & Wyoming Inc., (2)	35,416

2,100	Granite Construction Inc.	96,012

4,906	Great Lakes Dredge & Dock Corp	28,504

2,108	Healthcare Services Group Inc.	85,564

2,010	Herman Miller Inc.	66,230

6,021	Hertz Global Holdings Inc., (2)	82,789

3,864	Hexcel Corp	226,121

7,069	Hillenbrand Inc.	338,605

180	Hub Group Inc., (2)	8,248

1,914	Hubbell Inc.	194,654

Shares	Description (1)	Value

	Industrials (continued)

460	Hyster-Yale Materials Handling Inc.	$27,807

4,440	Insperity Inc.	487,734

1,996	Interface Inc.	32,515

6,655	KAR Auction Services Inc.	378,936

625	Kelly Services Inc.	14,681

4,856	KeyW Holding Corp/The, (2)	38,022

226	Kforce Inc.	6,965

407	Knoll Inc.	8,079

232	Korn/Ferry International	10,472

180	Lindsay Corp	17,212

1,529	Matthews International Corp	63,637

282	McGrath RentCorp	15,056

4,600	Mercury Systems Inc., (2)	215,556

1,693	Meritor Inc., (2)	28,764

3,661	Mobile Mini Inc.	150,540

469	MYR Group Inc., (2)	15,660

1,259	Navigant Consulting Inc.	27,194

4,709	Navistar International Corp, (2)	157,704

3,694	Nexeo Solutions Inc., (2)	38,602

703	Oshkosh Corp	39,466

22,593	Pitney Bowes Inc.	149,566

25,467	Plug Power Inc., (2)	47,114

2,384	Quad/Graphics Inc.	36,785

6,846	Quanta Services Inc., (2)	213,595

1,989	Raven Industries Inc.	86,482

2,681	Regal Beloit Corp	192,228

7,909	RR Donnelley & Sons Co	46,426

3,268	Ryder System Inc.	180,753

4,569	SiteOne Landscape Supply Inc., (2)	310,875

955	Steelcase Inc.	15,853

3,433	Team Inc., (2)	68,317

241	Teledyne Technologies Inc., (2)	53,328

705	Tennant Co	43,090

568	Tetra Tech Inc.	37,511

5,208	Toro Co/The	293,367

2,778	TriMas Corp, (2)	81,812

5,248	TriNet Group Inc., (2)	246,604

1,610	TrueBlue Inc., (2)	37,561

1,178	Valmont Industries Inc.	146,437

1,419	Veritiv Corp, (2)	47,309

5,534	Wabash National Corp	83,563

Nushares ESG Small-Cap ETF (NUSC) (continued)

Portfolio of Investments    October 31, 2018

Shares	Description (1)	Value

	Industrials (continued)

3,524	WageWorks Inc., (2)	$140,290

783	Watts Water Technologies Inc.	54,849

8,062	Welbilt Inc., (2)	150,921

1,999	WESCO International Inc., (2)	100,310

6,134	Woodward Inc.	451,708
	Total Industrials	11,403,306

	Information Technology – 15.6%

3,801	Anixter International Inc., (2)	249,688

4,677	ARRIS International PLC, (2)	116,317

2,568	Avaya Holdings Corp, (2)	42,167

625	AVX Corp	10,425

3,491	Badger Meter Inc.	171,443

2,493	Belden Inc.	134,747

389	Benefitfocus Inc., (2)	13,821

6,037	Black Knight Inc., (2)	294,424

2,919	Blackbaud Inc.	209,351

1,990	Blackline Inc., (2)	92,296

17,121	Booz Allen Hamilton Holding Corp	848,168

4,781	Brooks Automation Inc.	148,354

3,057	Cabot Microelectronics Corp	298,424

2,263	ChannelAdvisor Corp, (2)	26,206

2,861	Cirrus Logic Inc., (2)	107,116

160	Coherent Inc., (2)	19,702

15,198	Conduent Inc., (2)	290,282

181	Coupa Software Inc., (2)	11,734

3,940	Cray Inc., (2)	89,399

6,897	Cree Inc., (2)	267,742

3,609	CSG Systems International Inc.	126,676

1,100	CTS Corp	29,359

2,434	Daktronics Inc.	17,793

7,575	Diebold Nixdorf Inc.	29,543

933	Dolby Laboratories Inc.	64,200

2,175	EchoStar Corp, (2)	88,196

13,900	Entegris Inc.	368,906

454	ePlus Inc., (2)	38,536

1,417	ExlService Holdings Inc., (2)	90,830

329	Fabrinet, (2)	14,252

1,145	Fair Isaac Corp	220,653

213	FARO Technologies Inc., (2)	10,765

5,418	First Solar Inc., (2)	226,472

4,629	Five9 Inc., (2)	182,197

Shares	Description (1)	Value

	Information Technology (continued)

1,489	Ichor Holdings Ltd, (2)	$26,430

972	Insight Enterprises Inc., (2)	50,243

1,699	InterDigital Inc.	120,544

286	Itron Inc., (2)	14,912

3,040	KEMET Corp	66,211

4,858	Kulicke & Soffa Industries Inc.	98,763

10,927	Limelight Networks Inc., (2)	44,036

780	Littelfuse Inc.	141,305

4,566	LogMeIn Inc.	393,224

1,785	Lumentum Holdings Inc., (2)	97,550

4,036	Manhattan Associates Inc., (2)	192,679

4,926	Mellanox Technologies Ltd, (2)	417,183

3,946	Methode Electronics Inc.	116,802

1,811	MINDBODY Inc., (2)	57,662

3,743	MoneyGram International Inc., (2)	15,870

295	MTS Systems Corp	13,968

2,144	Nanometrics Inc., (2)	68,737

1,710	National Instruments Corp	83,739

7,741	NCR Corp, (2)	207,846

1,387	NETGEAR Inc., (2)	76,951

2,219	New Relic Inc., (2)	198,046

1,323	Novanta Inc., (2)	77,012

5,355	Nutanix Inc., (2)	222,286

510	NVE Corp	43,197

5,373	Oclaro Inc., (2)	44,166

233	OSI Systems Inc., (2)	16,114

2,324	Paycom Software Inc., (2)	290,965

1,013	Paylocity Holding Corp, (2)	66,645

1,479	Plantronics Inc.	87,217

347	Plexus Corp, (2)	20,265

571	Power Integrations Inc.	32,159

1,549	PTC Inc., (2)	127,653

2,113	Qualys Inc., (2)	150,530

8,895	Rambus Inc., (2)	77,475

1,839	Ribbon Communications Inc., (2)	12,505

3,865	RingCentral Inc., (2)	300,426

564	Rogers Corp, (2)	69,406

1,932	Sanmina Corp, (2)	48,880

5,086	Science Applications International Corp	353,528

5,595	ServiceSource International Inc., (2)	7,441

2,796	Silicon Laboratories Inc., (2)	227,958

Nushares ESG Small-Cap ETF (NUSC) (continued)

Portfolio of Investments    October 31, 2018

Shares	Description (1)	Value

	Information Technology (continued)

1,356	SPS Commerce Inc., (2)	$126,230

1,461	Sykes Enterprises Inc., (2)	44,809

870	SYNNEX Corp	67,521

2,856	Tableau Software Inc., (2)	304,678

4,920	Teradata Corp, (2)	179,088

14,827	TiVo Corp	163,097

14,759	Travelport Worldwide Ltd	220,795

1,597	TTEC Holdings Inc.	39,797

1,730	Twilio Inc., (2)	130,131

975	Ultimate Software Group Inc./The, (2)	259,964

1,575	Virtusa Corp, (2)	78,104

4,094	WEX Inc., (2)	720,378

302	Workiva Inc., (2)	10,295

2,718	Zebra Technologies Corp, (2)	452,003
	Total Information Technology	12,525,603

	Materials – 5.4%

1,448	AptarGroup Inc.	147,638

1,889	Bemis Co Inc.	86,460

5,340	Berry Global Group Inc., (2)	232,931

1,556	Boise Cascade Co	47,909

1,925	Clearwater Paper Corp, (2)	46,470

22,217	Coeur Mining Inc., (2)	106,197

4,059	Compass Minerals International Inc.	196,902

3,234	Domtar Corp	149,767

9,097	Ferro Corp	154,103

1,923	Forterra Inc., (2)	8,673

270	Greif Inc.	13,867

4,845	HB Fuller Co	215,409

1,381	Innospec Inc.	92,417

3,253	KapStone Paper and Packaging Corp	113,855

14,895	Louisiana-Pacific Corp	324,264

2,434	Materion Corp	138,324

3,983	Minerals Technologies Inc.	218,069

789	Myers Industries Inc.	12,514

1,823	PH Glatfelter Co	32,632

7,112	Reliance Steel & Aluminum Co	561,279

814	Royal Gold Inc.	62,377

1,241	Ryerson Holding Corp, (2)	11,392

1,498	Schnitzer Steel Industries Inc.	40,296

122	Scotts Miracle-Gro Co/The	8,142

5,059	Sensient Technologies Corp	328,127

Shares	Description (1)	Value

	Materials (continued)

1,591	Sonoco Products Co	$86,837

2,434	Stepan Co	201,024

4,056	Trinseo SA	218,537

676	US Concrete Inc., (2)	22,065

22,892	Valvoline Inc.	456,009
	Total Materials	4,334,486

	Real Estate – 10.2%

244	Altisource Portfolio Solutions SA, (2)	6,156

6,562	American Campus Communities Inc.	259,265

1,069	Americold Realty Trust	26,458

925	Brandywine Realty Trust	13,006

7,830	Brixmor Property Group Inc.	126,846

2,403	CatchMark Timber Trust Inc.	21,267

20,767	CBL & Associates Properties Inc.	68,531

3,122	Chatham Lodging Trust	60,879

2,497	Chesapeake Lodging Trust	73,387

1,066	CorePoint Lodging Inc.	17,450

2,633	CoreSite Realty Corp	247,133

6,120	Corporate Office Properties Trust	158,141

9,629	Cousins Properties Inc.	80,017

7,697	CyrusOne Inc.	409,711

11,273	DiamondRock Hospitality Co	117,803

6,263	Douglas Emmett Inc.	226,658

6,895	Easterly Government Properties Inc.	125,282

8,029	Forest City Realty Trust Inc.	202,010

3,783	Four Corners Property Trust Inc.	98,661

7,146	Franklin Street Properties Corp	49,736

4,369	Government Properties Income Trust	38,578

1,543	HFF Inc., (2)	56,705

6,989	Hospitality Properties Trust	179,058

4,909	Howard Hughes Corp/The, (2)	547,452

4,959	Hudson Pacific Properties Inc.	150,258

4,972	iStar Inc.	52,206

13,009	Kennedy-Wilson Holdings Inc.	246,911

3,356	Kilroy Realty Corp	231,161

323	Marcus & Millichap Inc., (2)	11,215

8,506	MGM Growth Properties LLC	240,635

264	National Health Investors Inc.	19,393

1,859	New York REIT Inc., (2)	26,212

5,579	NorthStar Realty Europe Corp	74,870

16,650	Outfront Media Inc.	295,038

Nushares ESG Small-Cap ETF (NUSC) (continued)

Portfolio of Investments    October 31, 2018

Shares	Description (1)	Value

	Real Estate (continued)

12,876	Paramount Group Inc.	$183,998

16,487	Park Hotels & Resorts Inc.	479,277

7,138	PotlatchDeltic Corp	258,753

6,096	QTS Realty Trust Inc.	233,599

5,007	Rayonier Inc.	151,211

6,090	Realogy Holdings Corp	116,136

1,949	Redfin Corp, (2)	30,112

5,437	Rexford Industrial Realty Inc.	172,190

19,793	RLJ Lodging Trust	384,776

384	RMR Group Inc./The	29,138

17,946	Sabra Health Care REIT Inc.	388,531

4,567	Select Income REIT	86,362

648	Senior Housing Properties Trust	10,413

4,729	St Joe Co/The, (2)	71,834

11,246	Sunstone Hotel Investors Inc.	162,730

451	Tejon Ranch Co, (2)	8,569

2,662	Tier REIT Inc.	57,686

20,154	Uniti Group Inc.	385,748

10,096	VICI Properties Inc.	217,973

21,739	Washington Prime Group Inc.	139,130

2,061	Washington Real Estate Investment Trust	57,440

182	WP Carey Inc.	12,014
	Total Real Estate	8,195,709

	Utilities – 3.2%

14,598	Aqua America Inc.	474,873

1,913	Chesapeake Utilities Corp	151,988

7,973	New Jersey Resources Corp	359,582

6,541	NextEra Energy Partners LP	297,812

4,499	ONE Gas Inc.	355,016

4,552	Ormat Technologies Inc.	232,926

10,050	Pattern Energy Group Inc.	180,096

5,684	Southwest Gas Holdings Inc.	439,203

8,051	TerraForm Power Inc., (2)	90,735
	Total Utilities	2,582,231
	Total Common Stocks (cost $83,562,097)	80,294,273

Shares	Description (1)	Value

	COMMON STOCK RIGHTS – 0.0%

1,243	NewStar Financial Inc., (3)	$323
	Total Common Stock Rights (cost $–)	323
	Total Long-Term Investments (cost $83,562,097)	80,294,596

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	SHORT-TERM INVESTMENTS – 0.2%

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 0.2%

$120	Federal Home Loan Bank, Discount Notes	0.000%	11/01/18	N/R	$120,000
	Total Short-Term Investments (cost $120,000)				120,000
	Total Investments (cost $83,682,097) – 100.0%				80,414,596
	Other Assets Less Liabilities – 0.0%				32,125
	Net Assets – 100%				$80,446,721

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Statement of Assets and Liabilities

October 31, 2018

	NUEM	NUDM	NULG	NULV	NUMG	NUMV	NUSC
Assets
Long-term investments, at value (cost $40,518,514, $47,466,372, $56,839,961, $46,091,142, $49,497,770, $48,579,280 and $83,562,097, respectively)	$35,618,414	$43,181,666	$59,090,457	$45,902,322	$49,303,464	$47,227,161	$80,294,596
Short-term investments, at value (cost approximates value)	—	—	—	—	—	—	120,000
Cash	44,842	75,820	87,621	46,598	86,207	57,330	5,595
Cash denominated in foreign currencies (cost $13,051, $—, $—, $—, $—, $— and $—, respectively)	13,051	—	—	—	—	—	—
Receivable for:
Dividends	29,512	103,400	49,369	60,050	16,477	50,210	48,755
Investments sold	—	—	—	—	—	—	29
Reclaims	82	38,337	2,315	18	10	—	20
Shares sold	—	—	—	—	—	—	3,986
Total assets	35,705,901	43,399,223	59,229,762	46,008,988	49,406,158	47,334,701	80,472,981
Liabilities
Payable for:
Capital gains tax	15,335	—	—	—	—	—	—
Investments purchased	30	—	—	—	—	—	—
Accrued expenses:
Management fees	13,261	15,155	17,862	13,924	17,466	15,928	25,949
Professional fees	100	103	52	45	66	78	17
Trustees fees	182	228	246	198	230	215	294
Total liabilities	28,908	15,486	18,160	14,167	17,762	16,221	26,260
Net assets	$35,676,993	$43,383,737	$59,211,602	$45,994,821	$49,388,396	$47,318,480	$80,446,721
Shares outstanding	1,500,000	1,800,000	1,750,000	1,600,000	1,650,000	1,750,000	2,850,000
Net asset value (“NAV”) per share	$23.78	$24.10	$33.84	$28.75	$29.93	$27.04	$28.23
Net assets consist of:
Capital paid-in	$40,595,137	$46,876,379	$55,042,031	$44,667,494	$47,402,545	$47,269,634	$81,089,174
Total distributable earnings	(4,918,144)	(3,492,642)	4,169,571	1,327,327	1,985,851	48,846	(642,453)
Net assets	$35,676,993	$43,383,737	$59,211,602	$45,994,821	$49,388,396	$47,318,480	$80,446,721
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

Statement of Operations

Year Ended October 31, 2018

	NUEM	NUDM	NULG	NULV	NUMG	NUMV	NUSC
Investment Income	$1,080,430	$1,465,991	$508,280	$1,102,807	$279,248	$1,115,658	$852,627
Foreign tax withheld on dividend income	(115,371)	(129,713)	—	—	—	—	(959)
Total investment income	965,059	1,336,278	508,280	1,102,807	279,248	1,115,658	851,668
Expenses
Management fees	168,807	171,430	163,295	137,125	176,048	165,073	216,133
Professional fees	657	743	863	770	819	770	1,092
Trustees fees	1,171	1,308	1,361	1,198	1,295	1,219	1,569
Total expenses	170,635	173,481	165,519	139,093	178,162	167,062	218,794
Net investment income (loss)	794,424	1,162,797	342,761	963,714	101,086	948,596	632,874
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(669,421)	(271,500)	1,630,906	732,401	2,109,805	588,130	2,114,159
In-kind redemptions	—	—	735,242	1,136,754	221,974	—	384,322
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(6,055,818)	(4,874,240)	1,080,686	(1,037,741)	(969,329)	(1,712,176)	(4,861,143)
Net realized and unrealized gain (loss)	(6,725,239)	(5,145,740)	3,446,834	831,414	1,362,450	(1,124,046)	(2,362,662)
Net increase (decrease) in net assets from operations	$(5,930,815)	$(3,982,943)	$3,789,595	$1,795,128	$1,463,536	$(175,450)	$(1,729,788)

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	NUEM		NUDM
	Year Ended 10/31/18	For the Period June 6, 2017 (commencement of operations) through October 31, 2017(1)	Year Ended 10/31/18	For the Period June 6, 2017 (commencement of operations) through October 31, 2017(1)
Operations
Net investment income (loss)	$794,424	$97,618	$1,162,797	$76,148
Net realized gain (loss) from:
Investments and foreign currency	(669,421)	(2,753)	(271,500)	16,523
In-kind redemptions	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(6,055,818)	1,155,446	(4,874,240)	587,380
Net increase (decrease) in net assets from operations	(5,930,815)	1,250,311	(3,982,943)	680,051
Distributions to Shareholders(2)
Dividends	(237,640)	—	(189,750)	—
Decrease in net assets from distributions to shareholders	(237,640)	—	(189,750)	—
Fund Share Transactions
Proceeds from shares sold	16,928,471	23,666,666	23,801,244	23,075,135
Cost of shares redeemed	—	—	—	—
Net increase (decrease) in net assets from Fund share transactions	16,928,471	23,666,666	23,801,244	23,075,135
Net increase (decrease) in net assets	10,760,016	24,916,977	19,628,551	23,755,186
Net assets at the beginning of period	24,916,977	—	23,755,186	—
Net assets at the end of period	$35,676,993	$24,916,977	$43,383,737	$23,755,186

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 8 – New Accounting Pronouncements for further details.

(2)

The composition and per share amounts of the Funds’ distributions are presented in the Financial Highlights. The distribution information for the Funds as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.

See accompanying notes to financial statements.

	NULG		NULV
	Year Ended 10/31/18	For the Period December 13, 2016 (commencement of operations) through October 31, 2017(1)	Year Ended 10/31/18	For the Period December 13, 2016 (commencement of operations) through October 31, 2017(1)
Operations
Net investment income (loss)	$342,761	$64,985	$963,714	$191,220
Net realized gain (loss) from:
Investments and foreign currency	1,630,906	124,838	732,401	112,077
In-kind redemptions	735,242	137,401	1,136,754	7,653
Change in net unrealized appreciation (depreciation) of investments and foreign currency	1,080,686	1,169,810	(1,037,741)	848,921
Net increase (decrease) in net assets from operations	3,789,595	1,497,034	1,795,128	1,159,871
Distributions to Shareholders(2)
Dividends	(246,220)	—	(489,300)	—
Decrease in net assets from distributions to shareholders	(246,220)	—	(489,300)	—
Fund Share Transactions
Proceeds from shares sold	34,579,855	25,501,848	24,269,935	27,911,667
Cost of shares redeemed	(3,291,410)	(2,619,100)	(7,408,650)	(1,243,830)
Net increase (decrease) in net assets from Fund share transactions	31,288,445	22,882,748	16,861,285	26,667,837
Net increase (decrease) in net assets	34,831,820	24,379,782	18,167,113	27,827,708
Net assets at the beginning of period	24,379,782	—	27,827,708	—
Net assets at the end of period	$59,211,602	$24,379,782	$45,994,821	$27,827,708

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 8 – New Accounting Pronouncements for further details.

(2)

The composition and per share amounts of the Funds’ distributions are presented in the Financial Highlights. The distribution information for the Funds as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)

	NUMG		NUMV		NUSC
	Year Ended 10/31/18	For the Period December 13, 2016 (commencement of operations) through October 31, 2017(1)	Year Ended 10/31/18	For the Period December 13, 2016 (commencement of operations) through October 31, 2017(1)	Year Ended 10/31/18	For the Period December 13, 2016 (commencement of operations) through October 31, 2017(1)
Operations
Net investment income (loss)	$101,086	$23,694	$948,596	$128,635	$632,874	$149,970
Net realized gain (loss) from:
Investments and foreign currency	2,109,805	166,411	588,130	50,688	2,114,159	110,562
In-kind redemptions	221,974	66,315	—	—	384,322	26,959
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(969,329)	775,023	(1,712,176)	360,057	(4,861,143)	1,593,642
Net increase (decrease) in net assets from operations	1,463,536	1,031,443	(175,450)	539,380	(1,729,788)	1,881,133
Distributions to Shareholders(2)
Dividends	(221,130)	—	(315,225)	—	(387,730)	—
Decrease in net assets from distributions to shareholders	(221,130)	—	(315,225)	—	(387,730)	—
Fund Share Transactions
Proceeds from shares sold	28,270,865	21,610,997	24,857,815	22,411,960	53,444,235	29,992,821
Cost of shares redeemed	(1,454,885)	(1,312,430)	—	—	(1,508,955)	(1,244,995)
Net increase (decrease) in net assets from Fund share transactions	26,815,980	20,298,567	24,857,815	22,411,960	51,935,280	28,747,826
Net increase (decrease) in net assets	28,058,386	21,330,010	24,367,140	22,951,340	49,817,762	30,628,959
Net assets at the beginning of period	21,330,010	—	22,951,340	—	30,628,959	—
Net assets at the end of period	$49,388,396	$21,330,010	$47,318,480	$22,951,340	$80,446,721	$30,628,959

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 8 – New Accounting Pronouncements for further details.

(2)

The composition and per share amounts of the Funds’ distributions are presented in the Financial Highlights. The distribution information for the Funds as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.

See accompanying notes to financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

Financial Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Ending Market Price
NUEM
2018	$27.69	$0.59	$(4.31)	$(3.72)	$(0.18)	$(0.01)	$(0.19)	$23.78	$23.92
2017(c)	24.95	0.20	2.54	2.74	—	—	—	27.69	28.05
NUDM
2018	26.39	0.71	(2.87)	(2.16)	(0.12)	(0.01)	(0.13)	24.10	24.12
2017(c)	24.88	0.17	1.34	1.51	—	—	—	26.39	26.57
NULG
2018	30.47	0.25	3.31	3.56	(0.09)	(0.10)	(0.19)	33.84	33.87
2017(d)	25.21	0.24	5.02	5.26	—	—	—	30.47	30.53
NULV
2018	27.83	0.71	0.56	1.27	(0.27)	(0.08)	(0.35)	28.75	28.80
2017(d)	25.09	0.53	2.21	2.74	—	—	—	27.83	27.88
NUMG
2018	28.44	0.07	1.58	1.65	(0.04)	(0.12)	(0.16)	29.93	30.12
2017(d)	25.10	0.09	3.25	3.34	—	—	—	28.44	28.46
NUMV
2018	27.00	0.65	(0.38)	0.27	(0.19)	(0.04)	(0.23)	27.04	27.09
2017(d)	25.04	0.48	1.48	1.96	—	—	—	27.00	27.01
NUSC
2018	27.84	0.35	0.30	0.65	(0.18)	(0.08)	(0.26)	28.23	28.27
2017(d)	25.01	0.27	2.56	2.83	—	—	—	27.84	27.89

		Ratios/Supplemental Data
Total Return			Ratios to Average Net Assets

Based on NAV(b)	Based on Market Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

(13.55)%	(14.18)%	$35,676	0.45%		2.12%		65%
11.03	12.42	24,917	0.45	*	1.86	*	13

(8.25)	(8.79)	43,384	0.40		2.71		56
6.07	6.78	23,755	0.40	*	1.65	*	9

11.70	11.61	59,212	0.35		0.73		65
20.88	21.10	24,380	0.35	*	0.98	*	30

4.57	4.56	45,995	0.35		2.46		59
10.90	11.11	27,828	0.35	*	2.30	*	33

5.84	6.41	49,388	0.40		0.23		60
13.30	13.38	21,330	0.40	*	0.38	*	53

0.97	1.13	47,318	0.40		2.30		69
7.82	7.86	22,951	0.40	*	2.12	*	46

2.32	2.30	80,447	0.40		1.17		54
11.34	11.54	30,629	0.40	*	1.17	*	36

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on NAV reflects the change in NAV over the period, including the assumed reinvestment of distributions, if any, at NAV on each ex-dividend payment date during the period. Total Return Based on Market Price reflects the change in the market price per share over the period, including the assumed reinvestment of distributions, if any, at the ending market price per share on each ex-dividend payment date during the period. Total returns are not annualized.

(c)	For the period June 6, 2017 (commencement of operations) through October 31, 2017.
(d)	For the period December 13, 2016 (commencement of operations) through October 31, 2017.
(e)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period. Portfolio Turnover Rate excludes securities received or delivered as a result of processing in-kind creations or redemptions of Fund shares (as disclosed in Note 4 – Fund Shares).

*	Annualized.

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nushares ETF Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is comprised of Nushares ESG Emerging Markets Equity ETF (NUEM), Nushares ESG International Developed Markets Equity ETF (NUDM), Nushares ESG Large-Cap Growth ETF (NULG), Nushares ESG Large-Cap Value ETF (NULV), Nushares ESG Mid-Cap Growth ETF (NUMG), Nushares ESG Mid-Cap Value ETF (NUMV) and Nushares ESG Small-Cap ETF (NUSC) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on February 20, 2015. Shares of the Funds are listed and traded on the Cboe BZX Exchange, Inc. (the “Exchange”).

The end of the reporting period for the Funds is October 31, 2018, and the period covered by these Notes to Financial Statements is the fiscal year ended October 31, 2018 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services. The Adviser has entered into a sub-advisory agreement with Teachers Advisors, LLC (the “Sub-Adviser”), an affiliate of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives

NUEM seeks to track the investment results, before fees and expenses, of the TIAA ESG Emerging Markets Equity Index. NUDM seeks to track the investment results, before fees and expenses, of the TIAA ESG International Developed Markets Equity Index. NULG seeks to track the investments results, before fees and expenses, of the TIAA ESG USA Large-Cap Growth Index. NULV seeks to track the investments results, before fees and expenses, of the TIAA ESG USA Large-Cap Value Index. NUMG seeks to track the investments results, before fees and expenses, of the TIAA ESG USA Mid-Cap Growth Index. NUMV seeks to track the investments results, before fees and expenses, of the TIAA ESG USA Mid-Cap Value Index. NUSC seeks to track the investments results, before fees and expenses, of the TIAA ESG USA Small-Cap Index.

The Funds’ most recent prospectus provides further description of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of fees and expenses of legal counsel to the Funds’ Board of Trustees (the “Board”).

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Compensation

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from an independent pricing service (“pricing service”). As a result, the net asset value (“NAV”) of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Notes to Financial Statements (continued)

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

NUEM	Level 1	Level 2		Level 3		Total
Long-Term Investments*:
Common Stocks	$35,198,449	$419,180	**	$625	***	$35,618,254
Common Stock Rights	160	—		—		160
Total	$35,198,609	$419,180		$625		$35,618,414

NUDM
Long-Term Investments*:
Common Stocks	$43,181,666	$—		$—		$43,181,666

NULG
Long-Term Investments*:
Common Stocks	$59,090,457	$—		$—		$59,090,457

NULV
Long-Term Investments*:
Common Stocks	$45,902,322	$—		$—		$45,902,322

NUMG
Long-Term Investments*:
Common Stocks	$49,303,464	$—		$—		$49,303,464

NUMV
Long-Term Investments*:
Common Stocks	$47,227,161	$—		$—		$47,227,161

NUSC
Long-Term Investments*:
Common Stocks	$80,294,273	$—		$—		$80,294,273
Common Stock Rights	—	—		323	***	323
Short-Term Investments:
U.S. Government and Agency Obligations	—	120,000		—		120,000
Total	$80,294,273	$120,000		$323		$80,414,596
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, the following Funds’ investments in non-U.S. securities were as follows:

NUEM	Value	% of Net Assets
Country:
China	$9,715,964	27.2%
Korea, Republic of	4,974,351	13.9
Taiwan	4,808,295	13.5
India	3,952,787	11.1
Brazil	2,900,467	8.1
South Africa	2,201,047	6.2
Mexico	1,119,856	3.1
Thailand	1,029,655	2.9
Malaysia	995,707	2.8
Indonesia	720,848	2.0
Other	3,199,437	9.0
Total non-U.S. securities	$35,618,414	99.8%

NUDM	Value	% of Net Assets
Country:
Japan	$10,512,741	24.2%
United Kingdom	7,169,880	16.5
France	4,603,705	10.6
Germany	4,238,617	9.8
Switzerland	3,526,886	8.1
Australia	2,776,840	6.4
Spain	1,515,242	3.5
Hong Kong	1,507,645	3.5
Sweden	1,284,013	3.0
Netherlands	1,276,028	2.9
Other	4,770,069	11.0
Total non-U.S. securities	$43,181,666	99.5%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. London Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Notes to Financial Statements (continued)

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although each Fund is authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Each Fund issues and redeems its shares on a continuous basis at NAV only in aggregations of a specified number of shares or multiples thereof (“Creation Units”). Only certain institutional investors (referred to as “Authorized Participants”) who have entered into agreements with Nuveen Securities, LLC, the Funds’ distributor, may purchase and redeem Creation Units. Once created, shares of the Funds trade on the Exchange at market prices and are only available to individual investors through their brokers.

Creation Units are purchased and redeemed in-kind for a designated portfolio of securities included in each Fund’s respective Index and/or a specified amount of cash. Authorized Participants are charged fixed transaction fees in connection with purchasing and redeeming Creation Units. Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant Fund for certain transaction costs (i.e., taxes on currency or other financial transactions, and brokerage costs) and market impact expenses it incurs in purchasing or selling portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” on the Statements of Changes in Net Assets.

Transactions in Fund shares during the current and prior fiscal period were as follows:

	NUEM				NUDM
	Year Ended 10/31/18		For the period 6/6/17 (commencement of operations) through 10/31/17		Year Ended 10/31/18		For the period 6/6/17 (commencement of operations) through 10/31/17
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	600,000	$16,928,471	900,000	$23,666,666	900,000	$23,801,244	900,000	$23,075,135

	NULG				NULV
	Year Ended 10/31/18		For the period 12/13/16 (commencement of operations) through 10/31/17		Year Ended 10/31/18		For the period 12/13/16 (commencement of operations) through 10/31/17
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,050,000	$34,579,855	900,000	$25,501,848	850,000	$24,269,935	1,050,000	$27,911,667
Shares redeemed	(100,000)	(3,291,410)	(100,000)	(2,619,100)	(250,000)	(7,408,650)	(50,000)	(1,243,830)
Net increase	950,000	$31,288,445	800,000	$22,882,748	600,000	$16,861,285	1,000,000	$26,667,837

	NUMG				NUMV
	Year Ended 10/31/18		For the period 12/13/16 (commencement of operations) through 10/31/17		Year Ended 10/31/18		For the period 12/13/16 (commencement of operations) through 10/31/17
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	950,000	$28,270,865	800,000	$21,610,997	900,000	$24,857,815	850,000	$22,411,960
Shares redeemed	(50,000)	(1,454,885)	(50,000)	(1,312,430)	—	—	—	—
Net increase	900,000	$26,815,980	750,000	$20,298,567	900,000	$24,857,815	850,000	$22,411,960

	NUSC
	Year Ended 10/31/18		For the period 12/13/16 (commencement of operations) through 10/31/17
	Shares	Amount	Shares	Amount
Shares sold	1,800,000	$53,444,235	1,150,000	$29,992,821
Shares redeemed	(50,000)	(1,508,955)	(50,000)	(1,244,995)
Net increase	1,750,000	$51,935,280	1,100,000	$28,747,826

5. Investment Transactions

Long-term purchases and sales (excluding in-kind transactions) during the current fiscal period were as follows:

	NUEM	NUDM	NULG	NULV	NUMG	NUMV	NUSC
Purchases	$38,212,414	$25,626,238	$30,270,936	$23,498,411	$25,853,717	$28,757,649	$29,505,283
Sales	24,372,673	23,573,162	30,143,705	22,983,776	25,977,774	27,996,742	29,129,258

In-kind transactions during the current fiscal period were as follows:

	NUEM	NUDM	NULG	NULV	NUMG	NUMV	NUSC
In-kind purchases	$3,428,593	$22,825,307	$34,507,948	$24,195,995	$28,209,330	$24,704,966	$53,251,053
In-kind sales	—	—	3,284,413	7,401,526	1,453,707	—	1,504,922

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of October 31, 2018.

	NUEM	NUDM	NULG	NULV	NUMG	NUMV	NUSC
Tax cost of investments	$40,654,856	$47,541,401	$56,845,535	$46,126,260	$49,515,169	$48,595,666	$83,743,812
Gross unrealized:
Appreciation	$1,084,886	$1,150,562	$5,123,228	$2,485,349	$3,417,675	$2,136,910	$4,393,955
Depreciation	(6,121,328)	(5,510,297)	(2,878,306)	(2,709,287)	(3,629,380)	(3,505,415)	(7,723,171)
Net unrealized appreciation (depreciation) of investments	$(5,036,442)	$(4,359,735)	$2,244,922	$(223,938)	$(211,705)	$(1,368,505)	$(3,329,216)

Permanent differences, primarily due to foreign currency transactions, redemption in-kind, capital gain tax expense, federal taxes paid, distribution reallocations and investments in passive foreign investment companies, resulted in reclassifications among the Funds’ components of net assets as of October 31, 2018, the Funds’ tax year end.

Notes to Financial Statements (continued)

The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2018, the Funds’ tax year end, were as follows:

	NUEM	NUDM	NULG	NULV	NUMG	NUMV	NUSC
Undistributed net ordinary income[1]	$696,064	$1,105,230	$1,858,047	$1,483,975	$1,854,764	$1,324,031	$2,253,415
Undistributed net long-term capital gains	—	—	66,602	67,290	342,792	93,320	433,348
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended October 31, 2018 and October 31, 2017 was designated for purposes of the dividends paid deduction as follows:

2018	NUEM	NUDM	NULG	NULV	NUMG	NUMV	NUSC
Distributions from net ordinary income[1]	$237,640	$189,750	$246,098	$486,906	$220,545	$310,481	$381,407
Distributions from net long-term capital gains	—	—	122	2,394	585	4,744	6,323

For the period June 6, 2017 (commencement of operations) through October 31, 2017	NUEM	NUDM
Distributions from net ordinary income[1]	$—	$—
Distributions from net long-term capital gains	—	—

For the period December 13, 2016 (commencement of operations) through October 31, 2017	NULG	NULV	NUMG	NUMV	NUSC
Distributions from net ordinary income[1]	$—	$—	$—	$—	$—
Distributions from net long-term capital gains	—	—	—	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of October 31, 2018, the Funds’ tax year end, the following Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	NUEM	NUDM
Not subject to expiration:
Short-term	$457,682	$235,983
Long-term	104,477	—
Total	$562,159	$235,983

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for its investment advisory services to the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser. The Adviser is responsible for substantially all other expenses of the Funds, except any future distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, fees and expenses of the independent trustees (including any trustees’ counsel fees), certain compensation expenses of the Funds’ chief compliance officer, litigation expenses and extraordinary expenses.

The annual management fee, payable monthly, for each Fund is based on a percentage of average daily net assets according to the following rates:

Fund	Management Fee
NUEM	0.45%
NUDM	0.40
NULG	0.35
NULV	0.35
NUMG	0.40
NUMV	0.40
NUSC	0.40

Other Transactions with Affiliates

Each Fund is permitted to purchase or sell securities from or to certain other funds or other accounts managed by the Sub-Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund or an account that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. Each inter-fund trade is effected at the current market price, determined in accordance with the procedures. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.

During the current fiscal period, the following Funds engaged in inter-fund trades pursuant to these procedures as follows:

Inter-Fund Trades	NULG	NULV	NUMG	NUMV	NUSC
Purchases	$13,568,369	$10,011,472	$10,953,497	$10,394,583	$2,742,968
Sales	$8,066,238	$4,100,506	$3,020,665	$5,305,747	$2,404,728

As of the end of the reporting period, TIAA owned shares of the Funds as follows:

Fund	NUEM	NUDM	NULG	NULV	NUMG	NUMV	NUSC
TIAA owned shares	1,154,900	1,335,500	1,121,100	992,800	1,204,500	1,250,400	946,000

8. New Accounting Pronouncements

Disclosure Update and Simplification

During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532, Disclosure Update and Simplification (“Final Rule Release No. 33-10532”). Final Rule Release No. 33-10532 amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets.

The requirements of Final Rule Release No. 33-10532 are effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to Final Rule Release No. 33-10532. For the prior fiscal period, the total amount of distributions paid to shareholders from net investment income and from accumulated net realized gains, if any, are recognized as “Dividends” on the Statement of Changes in Net Assets.

As of October 31, 2017, the Funds’ Statements of Changes in Net Assets reflected the following UNII balances.

	NUEM	NUDM	NULG	NULV	NUMG	NUMV	NUSC
UNII at the end of period	$88,285	$81,396	$65,029	$191,262	$23,741	$128,674	$150,056

Additional Fund Information

(Unaudited)

Adviser Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Teachers Advisors, LLC 730 Third Avenue New York, NY 10017-3206

Independent Registered
Public Accounting Firm

KPMG LLP

200 East Randolph Street

Chicago, IL 60601

Administrator, Custodian and
Transfer Agent

Brown Brothers Harriman

50 Post Office Square

Boston, MA 02110

Legal Counsel Chapman and Cutler LLP Chicago, IL 60603 Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, NW Washington, D.C. 20004

Foreign Taxes: NUEM and NUDM paid qualifying foreign taxes of $122,736 and $124,547, respectively, and earned $1,079,001 and $1,462,177 of foreign source income, respectively, during the fiscal year ended October 31, 2018. Pursuant to Section 853 of the Internal Revenue Code, NUEM and NUDM hereby designate $0.08 and $0.07 per share as foreign taxes paid, respectively, and $0.72 and $0.81 per share as income earned from foreign sources, respectively, for the fiscal year ended October 31, 2018. The actual foreign tax credit distribution will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	NUEM	NUDM	NULG	NULV	NUMG	NUMV	NUSC
% QDI	21.2%	74.6%	52.5%	69.0%	29.1%	52.3%	42.4%
% DRD	0.0%	0.0%	49.8%	67.2%	29.4%	51.1%	46.9%

The tables below show the number and percentage of days during the current fiscal period that each Fund’s market price was greater than its NAV per share (i.e., at a premium) and less than its NAV per share (i.e., at a discount). The market price is determined using the midpoint between the highest bid and the lowest offer on the applicable Fund’s listing exchange, as of the time that the Fund’s NAV is calculated (normally 4:00 p.m. Eastern Time).

	NUEM		NUDM
Fiscal year ended October 31, 2018	Number of Days	% of Total Days	Number of Days	% of Total Days
Premium/Discount Range:
1.01% to 3.00%	63	25.0%	14	5.5%
0.51% to 1.00%	76	30.1%	108	42.8%
0.26% to 0.50%	33	13.1%	76	30.2%
0.00% to 0.25%	29	11.5%	32	12.7%
(0.01)% to (0.25)%	24	9.5%	9	3.6%
(0.26)% to (0.50)%	9	3.6%	5	2.0%
(0.51)% to (1.00)%	12	4.8%	5	2.0%
(1.01)% to (3.00)%	5	2.0%	3	1.2%
Less than (3.00)%	1	0.4%	—	0.0%
	252	100%	252	100%

	NULG		NULV
Fiscal year ended October 31, 2018	Number of Days	% of Total Days	Number of Days	% of Total Days
Premium/Discount Range:
Greater than 3.00%	1	0.4%	—	0.0%
0.00% to 0.25%	234	92.9%	214	84.9%
(0.01)% to (0.25)%	17	6.7%	38	15.1%
	252	100%	252	100%

	NUMG		NUMV
Fiscal year ended October 31, 2018	Number of Days	% of Total Days	Number of Days	% of Total Days
Premium/Discount Range:
Greater than 3.00%	1	0.4%	1	0.4%
0.00% to 0.25%	222	88.1%	200	79.4%
(0.01)% to (0.25)%	29	11.5%	51	20.2%
	252	100%	252	100%

			NUSC
Fiscal year ended October 31, 2018			Number of Days	% of Total Days
Premium/Discount Range:
0.00% to 0.25%			206	81.7%
(0.01)% to (0.25)%			46	18.3%
			252	100%

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FlNRA.org.

Glossary of Terms Used in this Report

(Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI USA Growth Index: An index designed to capture large and mid cap securities exhibiting overall growth style characteristics in the U.S. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI USA Mid Cap Growth Index: An index designed to capture mid cap securities exhibiting overall growth style characteristics in the U.S. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI USA Mid Cap Value Index: An index designed to capture mid cap U.S. securities exhibiting overall value style characteristics. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI USA Small Cap Index: An index designed to measure the performance of the small cap segment of the U.S. equity market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI USA Value Index: An index designed to capture large and mid cap U.S. securities exhibiting overall value style characteristics. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

TIAA ESG Emerging Markets Equity Index: A custom index that is owned and calculated by MSCI Inc., based on the MSCI Emerging Markets Index, and aims to increase exposure to positive environmental, social and governance (ESG) factors and exhibit lower carbon exposure as compared to the MSCI Emerging Markets Index. The NuShares ESG Emerging Markets Equity ETF (“Fund”) is not sponsored, endorsed, issued, sold or promoted by or affiliated with MSCI Inc. MSCI Inc. does not make any representation regarding the advisability of investing in the Fund. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

TIAA ESG International Developed Markets Equity Index: A custom index that is owned and calculated by MSCI Inc., based on the MSCI EAFE Index, and aims to increase exposure to positive environmental, social and governance (ESG) factors and exhibit lower carbon exposure as compared to the MSCI EAFE Index. The NuShares ESG International Developed Markets Equity ETF (“Fund”) is not sponsored, endorsed, issued, sold or promoted by or affiliated with MSCI Inc. MSCI Inc. does not make any representation regarding the advisability of investing in the Fund. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

TIAA ESG USA Large-Cap Growth Index: Based on the MSCI USA Growth index, its parent index, which captures large-cap securities exhibiting overall growth style characteristics in the U.S. The TIAA ESG USA Large-Cap Growth Index is designed to represent the performance of a TIAA strategy that aims to increase the Index’s exposure to positive environmental, social and governance (ESG) factors as well as exhibit lower carbon exposure than the Parent Index. The index also aims to minimize the tracking error relative to the Parent Index through an optimization process. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

TIAA ESG USA Large-Cap Value Index: Based on the MSCI USA Value index, its parent index, which captures large-cap U.S. securities exhibiting overall value style characteristics. The TIAA ESG Large-Cap Value is designed to represent the performance of a TIAA strategy that aims to increase the Index’s exposure to positive environmental, social and governance (ESG) factors as well as exhibit lower carbon exposure than the Parent Index. The index also aims to minimize the tracking error relative to the Parent Index through an optimization process. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

TIAA ESG USA Mid-Cap Growth Index: Based on the MSCI USA Mid-Cap Growth Index, its parent index, which captures mid cap securities exhibiting overall growth style characteristics in the US. The TIAA ESG USA Mid-Cap Growth is designed to represent the performance of a TIAA strategy that aims to increase the Index’s exposure to positive environmental, social and governance (ESG) factors as well as exhibit lower carbon exposure than the Parent Index. The index also aims to minimize the tracking error relative to the Parent Index through an optimization process. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

TIAA ESG USA Mid-Cap Value Index: Based on the MSCI USA Mid-Cap Value Index, its parent index, which captures mid-cap securities exhibiting overall value style characteristics in the U.S. The TIAA ESG USA Mid-Cap Value Index is designed to represent the performance of a TIAA strategy that aims to increase exposure to positive environmental, social and governance (ESG) factors and exhibit lower carbon exposure as compared to the MSCI USA Mid-Cap Value Index. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

TIAA ESG USA Small-Cap Index: Based on the MSCI USA Small-Cap Index, its parent index, which captures small-cap securities exhibiting overall style characteristics in the U.S. The TIAA ESG USA Small-Cap Index is designed to represent the performance of a TIAA strategy that aims to increase exposure to positive environmental, social and governance (ESG) factors and exhibit lower carbon exposure as compared to the MSCI USA Small-Cap Index. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Annual Investment Management Agreement Approval Process

(Unaudited)

At a meeting held on May 22-24, 2018 (the “May Meeting”), the Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of Nushares ETF Trust, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (the “Sub-Advisory Agreement”) with Teachers Advisors, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as investment sub-adviser to such Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”

In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by each Fund Adviser; a review of the Sub-Adviser and the applicable investment team(s); an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular Nuveen fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the various sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Board Members held an in-person meeting on April 10-11, 2018 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. Prior to the May Meeting, the Board Members also received and reviewed supplemental information provided in response to questions posed by the Board Members.

The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; payments to financial intermediaries; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. As a result, the Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. Throughout the year and during the annual review of Advisory Agreements, the Independent Board Members met in executive sessions with independent legal counsel and had the benefit of counsel’s advice.

In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the resulting performance of each Fund. With respect to the Adviser, the Board recognized the comprehensive set of management, oversight and administrative services the Adviser and its affiliates provided to manage and operate the Nuveen funds in a highly regulated industry. As illustrative, these services included, but were not limited to, product management; investment oversight, risk management and securities valuation services; fund accounting and administration services; board support and administration services; compliance and regulatory oversight services; and legal support.

In addition to the services necessary to operate and maintain the Nuveen funds, the Board recognized the Adviser’s continued program of improvements and innovations to make the Nuveen fund complex more relevant and attractive to existing and new investors and to accommodate the new and changing regulatory requirements in an increasingly complex regulatory environment. The Board noted that some of the initiatives the Adviser had taken over recent years to benefit the complex and particular Nuveen funds included, among other things:

•

Fund Rationalizations – continuing efforts to rationalize the product line through mergers, liquidations and repositionings in seeking to enhance shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches more relevant to current shareholder needs;

•

Product Innovations – developing product innovations and launching new products that will help the Nuveen fund complex offer a variety of products that will attract new investors and retain existing investors, such as launching the target term funds, exchange-traded funds (“ETFs”) and multi-asset class funds;

•

Risk Management Enhancements – continuing efforts to enhance risk management, including enhancing reporting to increase the efficiency of risk monitoring, implementing programs to strengthen the ability to detect and mitigate operational risks, dedicating resources and staffing necessary to create standards to help ensure compliance with new liquidity requirements, and implementing a price verification system;

•

Additional Compliance Services – the continuing investment of significant resources, time and additional staffing to meet the various new regulatory requirements affecting the Nuveen funds over the past several years, the further implementation of unified compliance policies and processes, the development of additional compliance training modules, and the reorganization of the compliance team adding further depth to its senior leadership; and

•

Expanded Dividend Management Services – as the Nuveen fund complex has grown, the additional services necessary to manage the distributions of the varied funds offered and investing in automated systems to assist in this process.

In addition to the services provided by the Adviser, the Board also noted the business related risks the Adviser incurred in managing the Nuveen funds, including entrepreneurial, legal and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and the investment and compliance oversight over the Sub-Adviser provided by the Adviser. The Board recognized that the Sub-Adviser generally provided the portfolio advisory services for the Funds. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team and any changes to the team during the year, the team’s investment approach and the performance of the Funds over various periods. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B. The Investment Performance of the Funds and Fund Advisers

As part of its evaluation of the services provided by the Fund Advisers, the Board considered the investment performance of each Fund. In this regard, the Board reviewed fund performance over the quarter and one-year periods ending December 31, 2017 (or for such shorter periods available for Nushares ESG International Developed Markets Equity ETF (the “Developed Markets Equity Fund”) and Nushares ESG Emerging Markets Equity ETF (the “Emerging Markets Equity Fund”), which did not exist for part of the foregoing time frame) as well as performance data for the first quarter of 2018 ending March 31, 2018. The Independent Board Members noted that they reviewed and discussed fund performance over various time periods with management at their quarterly meetings throughout the year and their review and analysis of performance during the annual review of Advisory Agreements incorporated such discussions.

Given that the investment strategy of each Fund was to track the performance of a specified index (the “Underlying Index”), the Board received and reviewed, among other things, the net asset value performance of each Fund, the performance of such Fund’s Underlying Index and parent index, its relative performance compared to the performance of peer funds (the “Performance Peer Group”) and such Fund’s tracking error and excess return compared to its Underlying Index to assess the Fund’s performance in accordance with its investment objective. Given each Fund’s investment objective of seeking investment results that correspond generally to the performance of its Underlying Index, the Board placed more emphasis on its review of correlation and tracking error in evaluating a Fund’s performance.

In reviewing performance data, the Independent Board Members appreciated some of the inherent limitations of such data. In this regard, the Independent Board Members recognized that there may be limitations with the comparative data of certain peer groups or benchmarks as they may pursue objective(s), strategies or have other characteristics that are different from the respective Nuveen fund and therefore the performance results necessarily are different and limit the value of the comparisons. The Board was aware that the performance data was measured as of a specific date and a different time period may reflect significantly different results and a period of underperformance can significantly impact long-term performance figures. The Board further recognized that a shareholder’s experience in a Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Independent Board Members noted that only a limited number of the Nuveen funds appeared to be underperforming performance outliers at the end of 2017 and considered the factors contributing to the respective fund’s performance and whether there were any performance concerns that needed to be addressed. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

For Nushares ESG Large-Cap Growth ETF (the “Large-Cap Growth Fund”), the Board noted that the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period; however, the Board noted certain limitations with the peer set which was comprised of a diverse array of exchange-traded funds tracking various indexes. The Board further noted that the Fund’s performance compared to that of its Underlying Index was within expected thresholds. The Board also recognized that the Fund was relatively new with a limited performance history, limiting the ability to make a meaningful assessment of performance. Nevertheless, the Board was satisfied with the Fund’s performance.

For Nushares ESG Large-Cap Value ETF (the “Large-Cap Value Fund”), the Board noted that the Fund ranked in the third quartile of its Performance Peer Group for the one-year period. The Board further noted that the Fund’s performance compared to that of its Underlying Index was within expected thresholds. The Board also recognized that the Fund was relatively new with a limited performance history, limiting the ability to make a meaningful assessment of performance. Nevertheless, the Board was satisfied with the Fund’s performance.

For Nushares ESG Mid-Cap Growth ETF (the “Mid-Cap Growth Fund”), the Board noted that the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period; however, the Board noted certain limitations of the peer set due, in part, to the composition and investment focus of certain peers that were similar to a large-cap growth ETF universe. The Board further noted that the Fund’s performance compared to that of its Underlying Index was within expected thresholds. The Board also recognized that the Fund was relatively new with a limited performance history, limiting the ability to make a meaningful assessment of performance. Nevertheless, the Board was satisfied with the Fund’s performance.

For Nushares ESG Mid-Cap Value ETF (the “Mid-Cap Value Fund”), the Board noted that the Fund ranked in the second quartile of its Performance Peer Group for the one-year period. The Board further noted that the Fund’s performance compared to that of its Underlying Index was within expected thresholds. The Board also recognized that the Fund was relatively new with a limited performance history, limiting the ability to make a meaningful assessment of performance. Nevertheless, the Board was satisfied with the Fund’s performance.

For Nushares ESG Small-Cap ETF (the “Small-Cap Fund”), the Board noted that the Fund ranked in the first quartile of its Performance Peer Group for the one-year period. The Board further noted that the Fund’s performance compared to that of its Underlying Index was within expected thresholds. The Board also recognized that the Fund was relatively new with a limited performance history, limiting the ability to make a meaningful assessment of performance. Nevertheless, the Board was satisfied with the Fund’s performance.

For the Developed Markets Equity Fund, the Board noted that the Fund was new with an available performance history too limited to make a meaningful assessment of performance.

For the Emerging Markets Equity Fund, the Board noted that the Fund was new with an available performance history too limited to make a meaningful assessment of performance.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Fund. More specifically, the Board recognized that each Fund pays a single, all-inclusive (or unified) management fee (as described further below) and, therefore, among other things, reviewed the unified fee compared to the gross and net management fee rates and net total expense ratios of a group of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Group and recognized that differences between the applicable fund and its respective Peer Group may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund. In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each an “Expense Outlier Fund”). The Board noted that the number of Nuveen funds classified as an Expense Outlier Fund pursuant to the foregoing criteria had decreased over the past few years with only a limited number of the Nuveen funds (including the Large-Cap Growth Fund and the Large-Cap Value Fund) identified as Expense Outlier Funds in 2017. The Independent Board Members reviewed an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group.

In their review of the fee arrangements for the Nuveen funds, in addition to the management fee schedules, the Independent Board Members considered the sub-advisory fees paid to the applicable sub-advisers, and as described below, comparative data of the fees the sub-advisers charge to other clients.

As indicated above, the Board recognized that each Fund pays the Adviser a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than any distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, expenses incurred in acquiring and disposing of portfolio securities, fees and expenses of the Independent Board Members (including any of their counsel’s fees), certain expenses of such Fund’s chief compliance officer, litigation expenses and extraordinary expenses. Unlike the typical fee arrangements of the other Nuveen funds in which the funds pay a variety of fees and expenses such as investment advisory fees, transfer agency fees, audit fees, custodian fees, administration fees, compliance expenses, recordkeeping expenses, marketing and shareholder service fees, distribution charges and other expenses, Nushares ETFs (including each Fund) pay the Adviser a unified fee, and the Adviser is responsible for providing such services or arranging and supervising third parties to provide such services (subject to the noted exceptions). Under the unified fee structure, the Board recognized that the Adviser generally bears the risks of the operating costs rising (and benefits if such expenses decrease) and therefore has an incentive to be administratively efficient. As part of the Board’s analysis of the fee level of each Fund, the Independent Board Members reviewed, among other things, the unified fee compared to the gross and net management fees and net total expense ratios of its respective Peer Group.

The Independent Board Members noted that (a) the Emerging Markets Equity Fund, Developed Markets Equity Fund, Mid-Cap Growth Fund and Mid-Cap Value Fund each had a net management fee and a net expense ratio that were below the averages of its respective Peer Group; (b) the Small-Cap Fund had a net management fee that was slightly higher than its Peer Group average, but a net expense ratio that was in line with its Peer Group average; and (c) the Large-Cap Growth Fund and the Large-Cap Value Fund each had a net management fee and a net expense ratio that were slightly higher than the averages of its respective Peer Group. With respect to the Large-Cap Growth Fund and the Large-Cap Value Fund, the Independent Board Members noted that each such Fund’s net expense ratio was slightly higher than its Peer Group average, in part, due to the small size and composition of the respective peer set.

Based on their review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged for certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include foreign investment companies offered by Nuveen and certain funds advised by the Sub-Adviser.

In this regard, the Board recognized that each Fund had an affiliated sub-adviser and reviewed, among other things, the range of fees assessed for foreign investment companies and the management fees and expense ratios of certain funds advised by the Sub-Adviser in the TIAA-CREF family of funds. In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to certain other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in fee schedules. The Board further considered the differences in the passive management of Nuveen’s Nushares ETFs compared to the active management of other Nuveen funds, which also contributed to differing management fee levels compared to the other Nuveen funds. In general, the Board noted that the higher fee levels reflect higher levels of services provided by Nuveen, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial risks incurred in sponsoring and advising a registered investment company.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2017 and 2016. In considering profitability, the Independent Board Members reviewed the level of profitability realized by Nuveen including and excluding any distribution expenses incurred by Nuveen from its own resources. The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the years. For comparability purposes, the Board recognized that a prior year’s profitability would be restated to reflect any refinements to the methodology. The Independent Board Members were aware of the inherent limitations in calculating profitability as the use of different reasonable allocation methodologies may lead to significantly different results and in reviewing profitability margins over extended periods given the refinements to the methodology over time. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review and discuss any proposed changes to the methodology prior to the full Board’s review.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2017 versus 2016. The Board noted that Nuveen recently launched its ETF product line in 2016 and reviewed the revenues, expenses and operating margin from this product line.

In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also examined comparative profitability data reviewing, among other things, the revenues, expenses and adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition) for 2017 and as compared to their adjusted operating margins for 2016. The Independent Board Members, however, recognized the difficulty in comparing the profitability of various fund managers given the limited public information available and the subjective nature of calculating profitability which may be affected by numerous factors including the fund manager’s organizational structure, types of funds, other lines of business, methodology used to allocate expenses and cost of capital. Nevertheless, considering such limitations and based on the information provided, the Board noted that Nuveen’s adjusted operating margins appeared reasonable when compared to the adjusted margins of the peers.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2017 and 2016 calendar years to consider the financial strength of TIAA.

In reviewing profitability, the Independent Board Members also considered the profitability of the various sub-advisers from their relationships with the respective Nuveen fund(s). The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and pre-tax operating margins for its sub-advisory services to the applicable Nuveen funds for 2017.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members considered the extent to which economies of scale may be achieved as a Fund grows and whether these economies of scale have been shared with shareholders. Although the Board recognized that economies of scale are difficult to measure, the Independent Board Members noted that there are several methods that may be used in seeking to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds.

In general, the Nuveen funds pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule. The Independent Board Members noted, however, that the Nushares ETFs do not have breakpoint schedules. The Board recognized that the Nushares ETFs (including the Funds) pay a unitary fee and, as a result, any reduction in fixed costs associated with the management of these funds would benefit the Adviser. However, the Independent Board Members noted that the unitary fee schedule provides shareholders with a level of certainty of the expenses of the Nushares ETFs. As the Nushares ETFs do not have breakpoints, they do not participate in the complex-level fee programs (which reduce fees on certain funds as the eligible assets in the complex pass certain thresholds). In addition, given that the Nushares ETFs product line was recently launched in 2016, the Independent Board Members recognized the Adviser’s costs in operating the Nushares ETFs during the start-up phase.

Further, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, improvements in technology, additional staffing, product innovations and other organizational changes designed to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders. In addition, the Board concluded that the absence of a fund-level and complex-level breakpoint schedule or arrangement was acceptable.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. In addition, the Independent Board Members considered whether the Sub-Adviser uses commissions paid by the applicable Nuveen funds on portfolio transactions to obtain research products and other services (“soft dollar transactions”) and considered that the Sub-Adviser does not benefit from formal soft dollar arrangements with respect to Fund portfolio transactions.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Trustees and Officers

(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of Trustees of the Funds is currently set at eleven. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	169
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	169
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	169

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996).	169
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking-North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	169
William J. Schneider(1) 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	169
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	169
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); Director, CBOE Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	169

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	169
Robert L. Young(2) 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	167

Interested Trustee:
Margo L. Cook(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	President (since 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since 2017) of Nuveen, LLC; President, Global Products and Solutions (since 2017), and Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since 2017), formerly, Co-President (2016-2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	169

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Martin Y.G. Kremenstein 1976 100 Park Avenue New York, NY 10017	Chief Administrative Officer	2017	Senior (since 2017) Managing Director (since 2016) of Nuveen Fund Advisors, LLC; formerly, Managing Director (2013-2015); formerly, Director (2009-2013) Deutsche Bank; CEO (2012-2015) DB Commodity Services LLC; CEO (2012-2014) DBX Advisors LLC and DBX Strategic Advisors LLC.	11
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since March 2018).	169
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Securities, LLC; Managing Director (since 2016) of Nuveen Alternative Investments, LLC; Certified Public Accountant.	169

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Diana R. Gonzalez 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (2012-2017).	169
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen; Managing Director of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	169
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.	169
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	169
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.	169
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC.	169
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.	169
Joel T. Slager 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	169

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.	169

(1)

Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex. Mr. Schneider will retire from the Board as of December 31, 2018.

(2)

On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.

(3)	“Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(4)

Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Notes

Notes

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nushares ETFs at: www.nuveen.com/exchange-traded-funds

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	NAN-NSESG-1018D 690621-INV-Y-12/19

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that KPMG LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Fiscal Year Ended October 31, 2018	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
NuShares ESG International Developed Markets Equity ETF	18,350	0	0	0
NuShares ESG Emerging Markets Equity ETF	18,350	0	0	0
NuShares ESG Large-Cap Growth ETF	15,920	0	0	0
NuShares ESG Large-Cap Value ETF	15,920	0	0	0
NuShares ESG Mid-Cap Growth ETF	15,920	0	0	0
NuShares ESG Mid-Cap Value ETF	15,920	0	0	0
NuShares ESG Small-Cap ETF	15,920	0	0	0

Total	$116,300	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
NuShares ESG International Developed Markets Equity ETF	0%	0%	0%	0%
NuShares ESG Emerging Markets Equity ETF	0%	0%	0%	0%
NuShares ESG Large-Cap Growth ETF	0%	0%	0%	0%
NuShares ESG Large-Cap Value ETF	0%	0%	0%	0%
NuShares ESG Mid-Cap Growth ETF	0%	0%	0%	0%
NuShares ESG Mid-Cap Value ETF	0%	0%	0%	0%
NuShares ESG Small-Cap ETF	0%	0%	0%	0%

Fiscal Year Ended October 31, 2017	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
NuShares ESG International Developed Markets Equity ETF	17,500	0	0	0
NuShares ESG Emerging Markets Equity ETF	17,500	0	0	0
NuShares ESG Large-Cap Growth ETF	15,500	0	0	0
NuShares ESG Large-Cap Value ETF	15,500	0	0	0
NuShares ESG Mid-Cap Growth ETF	15,500	0	0	0
NuShares ESG Mid-Cap Value ETF	15,500	0	0	0
NuShares ESG Small-Cap ETF	15,500	0	0	0

Total	$112,500	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
NuShares ESG International Developed Markets Equity ETF	0%	0%	0%	0%
NuShares ESG Emerging Markets Equity ETF	0%	0%	0%	0%
NuShares ESG Large-Cap Growth ETF	0%	0%	0%	0%
NuShares ESG Large-Cap Value ETF	0%	0%	0%	0%
NuShares ESG Mid-Cap Growth ETF	0%	0%	0%	0%
NuShares ESG Mid-Cap Value ETF	0%	0%	0%	0%
NuShares ESG Small-Cap ETF	0%	0%	0%	0%

Fiscal Year Ended October 31, 2018	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
NuShares ETF Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended October 31, 2017	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
NuShares ETF Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended October 31, 2018	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
NuShares ESG International Developed Markets Equity ETF	0	0	0	0
NuShares ESG Emerging Markets Equity ETF	0	0	0	0
NuShares ESG Large-Cap Growth ETF	0	0	0	0
NuShares ESG Large-Cap Value ETF	0	0	0	0
NuShares ESG Mid-Cap Growth ETF	0	0	0	0
NuShares ESG Mid-Cap Value ETF	0	0	0	0
NuShares ESG Small-Cap ETF	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended October 31, 2017	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
NuShares ESG International Developed Markets Equity ETF	0	0	0	0
NuShares ESG Emerging Markets Equity ETF	0	0	0	0
NuShares ESG Large-Cap Growth ETF	0	0	0	0
NuShares ESG Large-Cap Value ETF	0	0	0	0
NuShares ESG Mid-Cap Growth ETF	0	0	0	0
NuShares ESG Mid-Cap Value ETF	0	0	0	0
NuShares ESG Small-Cap ETF	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934 (the “Exchange Act”). The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report, the members of the audit committee are Jack B. Evans, Chair, William C. Hunter, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) NuShares ETF Trust

By (Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher
Vice President and Secretary

Date: January 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Martin Kremenstein
Martin Kremenstein
Chief Administrative Officer
(principal executive officer)

Date: January 7, 2019

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: January 7, 2019